FIDELITY
INTERNATIONAL BOND
FUND

SEMIANNUAL REPORT

JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The managers' review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

After much speculation about the U.S. Federal Reserve Board's near-term monetary policy, stock and bond investors breathed a sigh of relief when the Fed shifted to a neutral position on rates following its widely anticipated quarter-point increase in short-term rates on June 30. This switch in bias helped the S&P 500(registered trademark) and NASDAQ soar to record-closing highs, and sent yields on the bellwether 30-year Treasury back below 6%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the Fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERNATIONAL BOND A  -3.45%         1.82%        11.81%        62.26%

SB Non-US Dollar World Govt    -9.11%         4.87%        30.38%        134.83%
Bond

International Income Funds     -6.14%         2.48%        34.88%        101.18%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 61 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERNATIONAL BOND A  1.82%        2.26%         4.96%

SB Non-US Dollar World Govt    4.87%        5.45%         8.91%
Bond

International Income Funds     2.48%        6.06%         7.14%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A PRIOR TO FEBRUARY 27, 1998, INTERNATIONAL BOND OPERATED UNDER
CERTAIN DIFFERENT INVESTMENT POLICIES. ACCORDINGLY, THE FUND'S
HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT
POLICIES.

$10,000 OVER 10 YEARS

             International Bond          SB Non-US World Govt Bond
             00451                       SB023
  1989/06/30      10000.00                    10000.00
  1989/07/31      10325.58                    10689.23
  1989/08/31      10176.74                    10171.51
  1989/09/30      10297.67                    10505.47
  1989/10/31      10437.21                    10417.90
  1989/11/30      10548.84                    10509.10
  1989/12/31      10762.79                    10750.03
  1990/01/31      10733.65                    10620.26
  1990/02/28      10597.66                    10295.39
  1990/03/31      10723.94                    10080.77
  1990/04/30      10723.94                    10107.99
  1990/05/31      10869.64                    10505.92
  1990/06/30      11102.77                    10725.08
  1990/07/31      11491.32                    11253.23
  1990/08/31      11423.32                    11242.34
  1990/09/30      11569.03                    11374.84
  1990/10/31      11841.01                    12190.21
  1990/11/30      11967.29                    12338.58
  1990/12/31      12084.10                    12393.94
  1991/01/31      12349.56                    12872.18
  1991/02/28      12466.37                    12834.07
  1991/03/31      12296.47                    11867.60
  1991/04/30      12466.37                    12091.75
  1991/05/31      12615.03                    12020.96
  1991/06/30      12466.37                    11780.03
  1991/07/31      12593.96                    12136.67
  1991/08/31      12712.57                    12338.58
  1991/09/30      13004.13                    13037.80
  1991/10/31      13180.16                    13205.68
  1991/11/30      13114.15                    13479.29
  1991/12/31      13627.43                    14404.01
  1992/01/31      13490.01                    14122.69
  1992/02/29      13547.27                    13913.52
  1992/03/31      13524.52                    13707.06
  1992/04/30      13708.37                    13804.17
  1992/05/31      13961.17                    14410.82
  1992/06/30      14134.24                    14994.33
  1992/07/31      14346.06                    15321.48
  1992/08/31      14554.75                    15999.36
  1992/09/30      14352.15                    16102.36
  1992/10/31      14258.85                    15521.12
  1992/11/30      14044.78                    15122.74
  1992/12/31      14226.63                    15090.98
  1993/01/31      14390.98                    15296.97
  1993/02/28      14612.59                    15600.98
  1993/03/31      14934.50                    15988.47
  1993/04/30      15076.52                    16468.53
  1993/05/31      15353.65                    16768.46
  1993/06/30      15661.89                    16454.47
  1993/07/31      15900.23                    16466.26
  1993/08/31      16301.89                    17052.50
  1993/09/30      16394.80                    17340.62
  1993/10/31      16819.50                    17261.22
  1993/11/30      16765.95                    17181.81
  1993/12/31      17343.18                    17372.84
  1994/01/31      17532.54                    17448.16
  1994/02/28      16578.00                    17497.16
  1994/03/31      15384.45                    17710.42
  1994/04/30      15081.49                    17825.67
  1994/05/31      15165.60                    17586.10
  1994/06/30      14512.21                    18011.71
  1994/07/31      14776.42                    18057.99
  1994/08/31      14959.96                    17953.63
  1994/09/30      14960.73                    18309.36
  1994/10/31      15028.90                    18781.25
  1994/11/30      15091.08                    18403.74
  1994/12/31      14514.25                    18413.72
  1995/01/31      14387.57                    18814.83
  1995/02/28      14346.92                    19347.97
  1995/03/31      14440.51                    21072.19
  1995/04/30      14684.03                    21523.21
  1995/05/31      15126.86                    21993.28
  1995/06/30      15268.57                    22102.64
  1995/07/31      15240.24                    22219.70
  1995/08/31      14769.51                    20949.23
  1995/09/30      15024.90                    21565.86
  1995/10/31      15209.19                    21634.83
  1995/11/30      15312.04                    21824.04
  1995/12/31      15480.34                    22013.70
  1996/01/31      15288.45                    21525.93
  1996/02/29      15295.17                    21587.64
  1996/03/31      15265.07                    21640.73
  1996/04/30      15210.48                    21596.26
  1996/05/31      15220.84                    21606.24
  1996/06/30      15308.28                    21727.39
  1996/07/31      15574.35                    22327.69
  1996/08/31      15600.61                    22477.43
  1996/09/30      15673.80                    22435.23
  1996/10/31      15907.05                    22813.65
  1996/11/30      16138.72                    23075.00
  1996/12/31      15998.67                    22911.66
  1997/01/31      15526.38                    21980.58
  1997/02/28      15424.48                    21725.12
  1997/03/31      15267.33                    21586.73
  1997/04/30      15152.31                    21148.42
  1997/05/31      15560.57                    21926.58
  1997/06/30      15714.86                    22196.56
  1997/07/31      15566.21                    21617.13
  1997/08/31      15515.84                    21714.69
  1997/09/30      15888.57                    22243.30
  1997/10/31      16128.27                    22741.96
  1997/11/30      15888.68                    22158.90
  1997/12/31      15804.73                    21935.21
  1998/01/31      15943.53                    22083.58
  1998/02/28      16074.54                    22393.94
  1998/03/31      16058.91                    22025.50
  1998/04/30      16274.54                    22510.10
  1998/05/31      16088.67                    22473.34
  1998/06/30      15936.00                    22392.58
  1998/07/31      15998.30                    22419.35
  1998/08/31      15075.53                    23033.71
  1998/09/30      15985.79                    24544.67
  1998/10/31      16416.18                    25652.25
  1998/11/30      16536.74                    25129.54
  1998/12/31      16805.09                    25837.38
  1999/01/31      16612.44                    25432.19
  1999/02/28      16239.95                    24540.13
  1999/03/31      16416.69                    24587.32
  1999/04/30      16792.07                    24550.12
  1999/05/31      16304.38                    24140.84
  1999/06/30      16226.08                    23483.37
IMATRL PRASUN   SHR__CHT 19990630 19990713 164659 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $16,226 - a 62.26% increase on the initial investment. For comparison, look at how the Salomon Brothers Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,483 - a 134.83% increase.

(checkmark)
UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United
States.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR  A

Dividends per share           3.85(cents)   24.90(cents)   52.38(cents)

Annualized dividend rate      5.45%         5.69%          5.92%

30-day annualized yield       4.15%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $8.59 over the past one month, $8.82 over the past six months and $8.85 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S
INVESTMENT INCOME AND DO NOT REFLECT CURRENCY-RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS PAID DURING 1998 OF APPROXIMATELY 35(CENTS) PER SHARE WERE A NON-TAXABLE RETURN OF CAPITAL.

FUND TALK: THE MANAGERS' OVERVIEW

MARKET RECAP

Throughout much of the six-month
period ending June 30, 1999,
strong U.S. economic reports and
a buoyant U.S. stock market had
global bond investors concerned
about the implications of a U.S.
Federal Reserve intervention to boost
key interest rates. One side effect was
an increase in yields for U.S.
government securities. Bonds with
five-year and 10-year maturities
declined the most in price, leaving the
yield curve steeper at the shorter end.
A strong equity market and
consolidation in the
telecommunications sector helped
the high-yield market. However, by
mid-year some of this enthusiasm
was tempered by increased new
issuance and investors' focus on
interest rates. Emerging-market debt
enjoyed a favorable first half on the
back of stronger commodity prices,
especially oil. Higher oil prices
helped emerging-market countries
that are significant oil exporters as
well as high-yield energy
companies. Emerging-market debt
outperformed most other
fixed-income markets in the period.
With regard to non-U.S. developed
markets in local currency terms,
Japan posted the highest gain -
2.57%- while the U.K. had the
lowest return at -1.88%. The
majority of countries posted
negative returns in local currency
terms. A strong U.S. dollar detracted
further from this performance. The
euro lost 12.17% versus the U.S.
dollar, while the Japanese yen
declined 6.8%.

(photographs of John Carlson and Ian Spreadbury)

An interview with John Carlson (left photo), Lead Portfolio Manager of Fidelity International Bond Fund and manager of the fund's emerging-market investments; and Ian Spreadbury, manager of the fund's investment-grade developed-market investments

Q. HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1999, JOHN?

J.C. While the emerging-market subportfolio generated strong results in the period, this was offset by the impact of a strong U.S. dollar on returns in the non-U.S. developed market subportfolio. For the six months ending June 30, 1999, the fund posted a return of -3.45 %. The international income funds average, as tracked by Lipper Inc., returned -6.14% during the period. The Salomon Brothers Non-US Dollar World Government Bond Index returned -9.11% during the same six-month period. For the 12 months ending June 30, 1999, the fund posted a return of 1.82%, while the Lipper peer group and Salomon Brothers index returned 2.48% and 4.87%, respectively.

Q. IAN, HOW DID THE DEVELOPED MARKETS SUBPORTFOLIO FARE DURING THE PERIOD? WHAT SORT OF STRATEGIES DID YOU IMPLEMENT DURING THE PERIOD WITH RESPECT TO THE DEVELOPED MARKETS?

I.S. The rise in U.S. yields was mirrored in most developed markets despite their weak Gross Domestic Product (GDP) growth and subdued inflation. As a result, local currency returns were negative in all main markets except Japan, where government buying held down yields. In dollar terms, European markets were negatively impacted by the weak euro, which fell approximately 13% against the dollar over the reporting period. The only positive performer was Canada, helped by a recovering currency. Our decision to underweight Japanese bonds when 10-year yields fell to 0.75% was vindicated when yields rose to 2.2% on concern over a ballooning budget deficit. We sold off the Japanese bond position as it became clear that the government would continue to support the market. We also reduced exposure to euro-yen bonds in anticipation of the removal of withholding tax on Japanese government bonds later this year. In euros, which account for approximately one-half of the subportfolio, we took a small position in corporate bonds. The level of corporate issuance was very heavy (see callout box on page 9) and this led to wider spreads. Aside from the above, interest-rate and currency exposure was held approximately in line with benchmark levels.

Q. JOHN, RUSSIA WAS THE MAJOR STORY IN EMERGING MARKETS LAST YEAR. HOW HAS IT PERFORMED IN 1999 AND HOW DID IT INFLUENCE FUND PERFORMANCE?

J.C. Russian asset prices ended 1998 at deeply depressed levels. The fund maintained its overweighted position in Russia as our team believed assets had become significantly oversold. The fund's holdings in Russia were also shifted to include more senior securities, which is debt that has a higher standing in terms of repayment. This year, Russian debt prices have rebounded, as stronger commodity prices, particularly oil, helped. In addition, some stability returned to the Russian economy. Russia was the top-performing country in the emerging-markets benchmark this year and a top contributor to the subportfolio.

Q. WHAT WERE THE OTHER KEY DRIVERS OF FUND PERFORMANCE?

J.C. Our decision to overweight Brazil in the emerging-market debt subportfolio was beneficial to performance. In early January, we took advantage of the oversold prices that resulted from investors' anticipation of the country's currency devaluation. Brazilian debt prices subsequently recovered in part due to better-than-expected economic reports. With oil prices improving, the fund benefited from its overweighting in Venezuela, one of the world's most important oil producers. Differentiating among oil producers benefited fund performance. Underweighting Ecuador also contributed to relative performance. The fund did not own this position at the period's end. Security selection - choosing the bonds with the best value in each country - also was a key driver to fund performance, specifically within countries with robust bond markets, such as Brazil, Mexico and Argentina. The subportfolio did not have any significant performance detractors in the period.

Q. WHAT IS YOUR MARKET OUTLOOK, JOHN?

J.C. I have a cautious outlook as we enter the second half. I am keeping a careful watch on capital market liquidity. That being said, we continue to see compelling opportunities in credit-spread markets such as emerging markets given their absolute yield levels.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: high total investment return

FUND NUMBER: 451

TRADING SYMBOL: FGBDX

START DATE: December 30,
1986

SIZE: as of June 30, 1999,
more than $64 million

MANAGERS: John Carlson, lead
and emerging-markets manager,
since 1998; Ian Spreadbury,
manager, foreign
developed-market securities,
since 1996

JOHN CARLSON DISCUSSES THE EURO
AND CORPORATE DEBT ISSUANCE:

"The physical transition to the single
currency has proceeded relatively
smoothly, with all participating
government bonds redenominating to
euros at the beginning of 1999. Some
corporate bonds remain denominated
in legacy currencies - national
currencies replaced by the euro -
and will redenominate by the end of
2001.

"The introduction of the euro has
reduced the scope for international
investors to add value through
currency plays and, as a result, more
investors are turning to the credit
markets as a medium for adding value.

"In terms of economic
convergence, - the performance
of the euro-countries' national
economies -  it is too early to judge
how things will develop. Certainly,
there is still a wide range of
economic performance with some
peripheral countries like Ireland
turning in very strong growth, while
the German economy, for example,
continues to struggle.

"Prior to this year, the corporate
markets hardly existed in Europe as
companies used banks as their main
source of debt finance. This year,
we have seen huge amounts of
corporate issuance as the banks
have come under increasing
competitive pressure and the
markets have enabled companies to
fund in large amounts and with more
flexibility. The issuance also has
been driven by an increased level of
merger and acquisition activity as
companies seek to establish
themselves across Europe."

INVESTMENT CHANGES

TOP FIVE COUNTRIES AS OF JUNE
30, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE COUNTRIES  6 MONTHS AGO

United Kingdom                  15.1                     16.5

Canada                          14.7                     12.9

Germany                         14.4                     15.2

Multi-National                  12.3                     7.6

France                          8.5                      11.7


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

TOP FIVE HOLDINGS AS OF JUNE
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
EQUIVALENTS)                                            THESE HOLDINGS  6 MONTHS AGO

United Kingdom, Great Britain   7.1                      5.7
 & Northern Ireland

Treuhandanstalt                 7.0                      0.0

Canadian Government             6.4                      5.2

Ontario Province                6.2                      5.4

International Bank for          6.1                      1.4
Reconstruction & Development



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JUNE 30, 1999              AS OF DECEMBER 31, 1998

Corporate Bonds 29.5%            Corporate Bonds 27.4%

Government Obligations 52.9%     Government  Obligations 61.0%

Supranational Obligations 12.3%  Supranational Obligations 7.6%

Other Investments 1.1%           Other Investments 1.6%

Short-Term  Investments 4.2%     Short-Term  Investments 2.4%



Row: 1, Col: 1, Value: 29.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 52.9
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 12.3
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 1.1
Row: 1, Col: 8, Value: 4.2

Row: 1, Col: 1, Value: 27.4
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 61.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 7.6
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 1.6
Row: 1, Col: 8, Value: 2.4

INVESTMENTS JUNE 30, 1999 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities

CORPORATE BONDS - 29.5%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.6%

MALAYSIA - 0.4%

Telekom Malaysia BHD 4%           Baa3        $ 290,000                          $ 250,125
10/3/04

MEXICO - 0.2%

Telefonos de Mexico SA de CV      BB           140,000                            144,550
4.25% 6/15/04

TOTAL CONVERTIBLE BONDS                                                           394,675

NONCONVERTIBLE BONDS - 28.9%

ARGENTINA - 0.5%

Compania Internacional de         BB     ARS   440,000                            341,046
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

BRAZIL - 0.7%

Banco Nacional de
Desenvolvimento  Economico e
Social:

13.64% 6/16/08 (h)                B1           270,000                            228,150

13.64% 6/16/08 (g)(h)             B1           220,000                            185,900

                                                                                  414,050

CANADA - 2.1%

Canada Trustco Mortgage Corp.     -      CAD   2,000,000                          1,363,643
5.2% 9/13/00

FRANCE - 5.5%

Credit Local de France euro       Aa1    ITL   5,500,000                          3,527,410
8.125% 12/6/06 (e)

GERMANY - 3.7%

Depfa Bank AG 4.75% 3/20/03       Aaa    EUR   2,200,000                          2,340,111

GRAND CAYMAN ISLANDS - 1.6%

FSA Global Funding Ltd. euro      -      EUR   1,000,000                          1,028,450
5.125% 7/22/09

MALAYSIA - 0.6%

Petroliam Nasional BHD
(Petronas):

7.625% 10/15/26 (Reg. S)          A2           340,000                            277,100

yankee 7.625% 10/15/26 (g)        Baa3         100,000                            81,500

                                                                                  358,600

MEXICO - 0.8%

Cemex SA 9.25% 6/17/02            Ba2          260,000                            262,600

Petroleos Mexicanos:

9.25% 3/30/18                     Ba2          70,000                             58,450

9.5% 9/15/27                      Ba2          220,000                            209,275

                                                                                  530,325

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

NETHERLANDS - 1.6%

Mannesmann Finance BV euro        A2     EUR   1,000,000                         $ 994,331
4.75% 5/27/09

TURKEY - 0.4%

Cellco Finance NV 15% 8/1/05      B2           260,000                            267,800

UNITED KINGDOM - 6.4%

Argyll Group PLC euro 8.125%      A-     GBP   250,000                            411,084
10/4/02

Punch Taverns Finance PLC         Baa2   GBP   1,000,000                          1,650,487
euro 7.567% 4/15/26

Tesco PLC euro 8.75% 2/20/03      Aa3    GBP   1,200,000                          2,027,146

                                                                                  4,088,717

UNITED STATES OF AMERICA - 5.0%

AirTouch Communications, Inc.     A2     DEM   2,000,000                          1,071,347
euro 5.5% 7/24/08

Citicorp euro:

5.5% 6/30/10                      A1     DEM   1,000,000                          522,055

6.25% 9/19/09                     A1     DEM   2,000,000                          1,131,399

KFW International Finance,        Aaa    GBP   250,000                            430,248
Inc. euro 10.625% 9/3/01

                                                                                  3,155,049

TOTAL NONCONVERTIBLE BONDS                                                        18,409,532

TOTAL CORPORATE BONDS                                                             18,804,207
(Cost $19,568,870)

GOVERNMENT OBLIGATIONS (I) -
53.0%



ARGENTINA - 2.6%

Argentinian Republic:

Brady par euro 6% 3/31/23         Ba3          990,000                            633,600

9.75% 9/19/27                     Ba3          900,000                            691,875

City of Buenos Aires euro         B1     ARS   450,000                            362,299
10.5% 5/28/04

                                                                                  1,687,774

GOVERNMENT OBLIGATIONS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

BRAZIL - 4.4%

Brazilian Federative Republic:

Brady:

capitalization bond 8% 4/15/14    B2          $ 1,087,705                        $ 708,368

debt conversion bond euro         B2           930,000                            576,600
5.9375% 4/15/12 (h)

discount euro 5.875% 4/15/24      B2           610,000                            388,875
(h)

new money bond L 5.9375%          B2           1,000,000                          701,250
4/15/09 (Bearer) (h)

global bond 10.125% 5/15/27       B2           530,000                            399,488

                                                                                  2,774,581

BULGARIA - 0.6%

Bulgarian Republic Brady:

discount A 5.875% 7/28/24 (h)     B2           450,000                            307,688

FLIRB A 2.5% 7/28/12 (h)          B2           90,000                             55,350

                                                                                  363,038

CANADA - 12.6%

Canadian Government:

7% 12/1/06                        Aa1    CAD   700,000                            521,638

9% 6/1/25                         Aa1    CAD   2,650,000                          2,620,831

10% 5/1/02                        Aa1    CAD   1,250,000                          948,759

Ontario Province 9% 9/15/04       Aa3    CAD   5,000,000                          3,917,105

                                                                                  8,008,333

COSTA RICA - 0.2%

Costa Rican Republic 9.335%       Ba1          140,000                            137,200
5/15/09 (g)

FRANCE - 3.0%

French Government OAT 9.5%        Aaa    EUR   1,700,000                          1,925,980
1/25/01

GERMANY - 10.7%

German Federal Republic:

3.75% 1/4/09                      Aaa    EUR   1,000,000                          974,452

5.625% 1/4/28                     Aaa    EUR   1,000,000                          1,064,242

8.25% 9/20/01                     Aaa    EUR   300,000                            342,144

Treuhandanstalt 6.625% 7/9/03     Aaa    EUR   3,900,000                          4,444,244

                                                                                  6,825,082

GOVERNMENT OBLIGATIONS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

ITALY - 4.6%

Italian Republic:

3.5% 6/20/01                      Aa3    JPY   220,000,000                       $ 1,924,240

6% 11/1/07                        Aa3    EUR   900,000                            1,014,609

                                                                                  2,938,849

IVORY COAST - 0.1%

Ivory Coast Brady past due        -            175,500                            61,425
interest 2% 3/29/18 (h)

MALAYSIA - 0.4%

Malaysian Government yankee       Baa3         220,000                            222,356
8.75% 6/1/09

MEXICO - 2.0%

United Mexican States:

Brady par A 6.25% 12/31/19        Ba2          490,000                            363,825
unit

global bond 11.5% 5/15/26         Ba2          520,000                            579,800

10.375% 2/17/09                   Ba2          130,000                            132,763

warrants 2/17/00 (a)(j)           -            3,500                              222,250

                                                                                  1,298,638

NIGERIA - 0.2%

Central Bank of Nigeria:

6.25% 11/15/20                    -            250,000                            153,750

warrants 11/15/20 (a)(j)          -            250                                0

                                                                                  153,750

PERU - 0.3%

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3          140,000                            77,000

past due interest 4.5% 3/7/17     Ba3          170,000                            104,975
(h)

                                                                                  181,975

POLAND - 0.1%

Polish Republic Brady par 3%      Baa3         110,000                            65,725
10/27/24 (f)

RUSSIA - 1.8%

Bank for Foreign Economic         Ca           700,000                            112,000
Affairs of Russia
(Vnesheconombank) interest
notes 6.0625% 12/15/15 (h)

Moscow City 9.5% 5/31/00          Caa1         380,000                            234,650
(Reg.)

GOVERNMENT OBLIGATIONS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

RUSSIA - CONTINUED

Russian Federation:

euro 12.75% 6/24/28 (Reg. S)      B3          $ 650,000                          $ 365,625

9.25% 11/27/01                    B3           100,000                            67,750

11% 7/24/18 (Reg. S)              B3           670,000                            335,000

Russian Federation Ministry       Ca           120,000                            28,200
of Finance  3% 5/14/03

                                                                                  1,143,225

TURKEY - 0.3%

Turkish Republic:

global 12.375% 6/15/09            B1           110,000                            108,488

Treasury Bill 0% 1/19/00 (e)      -      TRL   35,116,000                         54,433

                                                                                  162,921

UNITED KINGDOM - 7.1%

United Kingdom, Great Britain
& Northern Ireland:

6.75% 11/26/04                    Aaa    GBP   500,000                            839,439

7.5% 12/7/06                      Aaa    GBP   700,000                            1,244,553

8% 12/7/15                        Aaa    GBP   1,160,000                          2,461,086

                                                                                  4,545,078

VENEZUELA - 2.0%

Venezuelan Republic:

Brady:

debt conversion bond euro         B2           404,760                            313,183
6.3125% 12/18/07 (h)

FLIRB A 6% 3/31/07 (h)            B2           380,950                            291,427

par W-B euro 6.75% 3/31/20        B2           280,000                            195,300

global bond:

13.625% 8/15/18                   B2           150,000                            138,000

13.625% 8/15/18                   B2           20,000                             18,400

Oil recovery rights 3/31/20       -            1,400                              0
(j)

9.25% 9/15/27                     B2           510,000                            339,150

                                                                                  1,295,460

TOTAL GOVERNMENT OBLIGATIONS                                                      33,791,390
(Cost $34,902,517)

SUPRANATIONAL OBLIGATIONS -
12.3%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Eurofima euro11.125% 2/2/00       Aaa    ITL   3,000,000                         $ 1,673,324
(e)

Inter-American Development        Aaa    JPY   250,000,000                        2,273,708
Bank 6.75% 2/20/01

International Bank for            Aaa    JPY   400,000,000                        3,901,704
Reconstruction & Development
4.75% 12/20/04

TOTAL SUPRANATIONAL OBLIGATIONS                                                   7,848,736
(Cost $8,709,135)


COMMON STOCKS - 0.0%

                                 SHARES

UNITED STATES OF AMERICA - 0.0%

InterAmericas Communications      5,250       21,656
Corp. warrants 10/27/07 (a)
(Cost $1,916)


SOVEREIGN LOAN PARTICIPATIONS
- 1.1%

                                           PRINCIPAL AMOUNT (D)

ALGERIA - 0.1%

Algerian Republic loan            -        $ 60,667                         57,330
participation - The Chase
Manhattan Bank 7.3125%
3/4/00 (h)

MOROCCO - 0.4%

Moroccan Kingdom loan
participation:

Series A - ING Bank NV            -         110,000                         89,375
5.9063% 1/1/09 (h)

Series A - Paribas Capital        -         152,857                         124,196
Markets  5.9063% 1/1/09 (h)

                                                                            213,571

RUSSIA - 0.6%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

- BankBoston Corp. 6.0625%        -         940,000                         116,325
12/15/20 (c)(h)

- Lehman Commercial Paper,        -         790,000                         97,763
Inc. 6.0625% 12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -         550,000                         68,063
Fenner & Smith, Inc. 6.0625%
12/15/20 (c)(h)

- Morgan (J.P.) Securities,       -         900,000                         111,375
Inc. 6.0625% 12/15/20 (c)(h)

                                                                            393,526

TOTAL SOVEREIGN LOAN                                                        664,427
PARTICIPATIONS
(Cost $1,118,249)

COMMERCIAL PAPER - 1.6%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)            VALUE (NOTE 1)

UNITED KINGDOM - 1.6%

Ford Credit Europe PLC 0%         -   EUR   1,000,000                      $ 1,033,053
7/22/99 (Cost $1,041,301)


CASH EQUIVALENTS - 2.5%

                           MATURITY AMOUNT

Investments in repurchase  $ 1,605,216                             1,605,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99
(Cost $1,605,000)

TOTAL INVESTMENT IN                                               $ 63,768,469
SECURITIES - 100%
(Cost $66,946,988)

SECURITY TYPE ABBREVIATION

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

CAD                          -   Canadian dollar

DEM                          -   German deutsche mark

EUR                          -   European Monetary Unit

GBP                          -   British pound

ITL                          -   Italian lira

JPY                          -   Japanese yen

TRL                          -   Turkish lira

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal Amount is stated in United States dollars unless otherwise noted.

(e) Principal Amount in thousands.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $404,600 or 0.6% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        69.6%      AAA, AA, A    63.2%

Baa               3.6%       BBB           3.6%

Ba                5.1%       BB            7.2%

B                 10.0%      B             7.4%

Caa               0.4%       CCC           0.4%

Ca, C             0.2%       CC, C         1.2%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 5.1%. FMR has determined that unrated debt securities that are lower quality account for 3.0% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $67,046,251. Net unrealized depreciation aggregated $3,277,782, of which $755,628 related to appreciated investment securities and $4,033,410 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $94,001,000 of which $81,207,000 and $12,794,000 will expire on December 31, 2002 and 2003, respectively.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 63,768,469
value (including repurchase
agreements of $1,605,000)
(cost $66,946,988) -  See
accompanying schedule

Cash                                         924

Receivable for investments                   1,700,494
sold

Receivable for fund shares                   67,752
sold

Interest receivable                          1,370,773

 TOTAL ASSETS                                66,908,412

LIABILITIES

Payable for investments        $ 2,408,757
purchased

Payable for fund shares         94,783
redeemed

Accrued management fee          36,579

Other payables and accrued      25,699
expenses

 TOTAL LIABILITIES                           2,565,818

NET ASSETS                                  $ 64,342,594

Net Assets consist of:

Paid in capital                             $ 164,157,183

Distributions in excess of                   (323,724)
net investment income

Accumulated undistributed net                (96,223,012)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (3,267,853)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 7,518,513                   $ 64,342,594
shares outstanding

NET ASSET VALUE, offering                    $8.56
price and redemption price
per share ($64,342,594
(divided by) 7,518,513
shares)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED JUNE 30,
                                  1999 (UNAUDITED)

INVESTMENT INCOME                              $ 2,456,591
Interest

Less foreign taxes withheld                     (4,696)

 TOTAL INCOME                                   2,451,895

EXPENSES

Management fee                   $ 237,827

Transfer agent fees               101,967

Accounting fees and expenses      30,354

Non-interested trustees'          1,284
compensation

Custodian fees and expenses       21,358

Registration fees                 9,760

Audit                             25,515

Legal                             244

 Total expenses before            428,309
reductions

 Expense reductions               (1,480)       426,829

NET INVESTMENT INCOME                           2,025,066

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,811,361)

 Foreign currency transactions    (54,926)      (1,866,287)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,555,963)

 Assets and liabilities in        (85,439)      (2,641,402)
foreign currencies

NET GAIN (LOSS)                                 (4,507,689)

NET INCREASE (DECREASE) IN                     $ (2,482,623)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 2,025,066                $ 4,280,056
income

 Net realized gain (loss)         (1,866,287)                (3,235,861)

 Change in net unrealized         (2,641,402)                3,545,506
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,482,623)                4,589,701
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,969,846)                (1,417,935)
From net investment income

 Return of capital                -                          (2,893,391)

 TOTAL DISTRIBUTIONS              (1,969,846)                (4,311,326)

Share transactions Net            12,968,926                 46,704,839
proceeds from sales of shares

 Reinvestment of distributions    1,773,941                  3,897,316

 Cost of shares redeemed          (20,087,687)               (55,122,986)

 NET INCREASE (DECREASE) IN       (5,344,820)                (4,520,831)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (9,797,289)                (4,242,456)
IN NET ASSETS

NET ASSETS

 Beginning of period              74,139,883                 78,382,339

 End of period (including        $ 64,342,594               $ 74,139,883
distributions in excess  of
net investment income of
$323,724 and  $378,944,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,462,894                  5,204,600

 Issued in reinvestment of        202,123                    434,377
distributions

 Redeemed                         (2,276,326)                (6,129,140)

 Net increase (decrease)          (611,309)                  (490,163)


FINANCIAL HIGHLIGHTS

                                SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

                                (UNAUDITED)                     1998                      1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 9.120                         $ 9.090                   $ 9.710   $ 9.940    $ 9.880
period

Income from Investment           .256 D                          .518 D                    .497 D    .550       .745
Operations Net investment
income

Net realized and  unrealized     (.567)                          .034                      (.621)    (.234)     (.109)
gain (loss)

Total from investment            (.311)                          .552                      (.124)    .316       .636
operations

Less Distributions

From net investment income       (.249)                          (.172)                    (.150)    (.096)     (.516)

In excess of net  investment     -                               -                         -         -          -
income

In excess of net  realized       -                               -                         -         -          -
gain

Return of capital                -                               (.350)                    (.346)    (.450)     (.060)

Total distributions              (.249)                          (.522)                    (.496)    (.546)     (.576)

Net asset value,  end of        $ 8.560                         $ 9.120                   $ 9.090   $ 9.710    $ 9.940
period

TOTAL RETURN B, C                (3.45)%                         6.33%                     (1.21)%   3.35%      6.66%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 64,343                        $ 74,140                  $ 78,382  $ 113,631  $ 196,862
(000 omitted)

Ratio of expenses to average     1.24% A                         1.26%                     1.27%     1.22%      1.16%
net assets

Ratio of expenses to average     1.23% A, E                      1.25% E                   1.27%     1.22%      1.16%
net assets after expense
reductions

Ratio of net investment          5.84% A                         5.75%                     5.36%     6.09%      6.19%
income to average  net assets

Portfolio turnover rate          173% A                          246%                      74%       91%        322%





                                1994

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 12.610
period

Income from Investment           .569
Operations Net investment
income

Net realized and  unrealized     (2.589)
gain (loss)

Total from investment            (2.020)
operations

Less Distributions

From net investment income       (.225)

In excess of net  investment     (.054)
income

In excess of net  realized       (.020)
gain

Return of capital                (.411)

Total distributions              (.710)

Net asset value,  end of        $ 9.880
period

TOTAL RETURN B, C                (16.31)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 382,803
(000 omitted)

Ratio of expenses to average     1.14%
net assets

Ratio of expenses to average     1.14%
net assets after expense
reductions

Ratio of net investment          6.50%
income to average  net assets

Portfolio turnover rate          367%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period ended December 31, 1998, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made.

If the fund's dividends exceed its taxable income in any year, as a result of currency losses or otherwise, all or a portion of the fund's dividends may be treated as a return of capital. Any return of capital will be reported to shareholders on the annual tax statement in January.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $664,427 or 1.0% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $57,061,340 and $61,454,538, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .29% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $518 and $962, respectively, under these arrangements.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment.

7. LITIGATION - CONTINUED

The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

Fidelity International Investment
 Advisors

Fidelity International Investment
 Advisors (U.K.) Limited

Fidelity Investments Japan Limited

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Bart A. Grenier, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT  TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target Timeline SM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

Fidelity Automated
 Service Telephone (automated graphic)   1-800-544-5555
(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

GLO-SANN-0899   82000
1.705749.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SPARTAN(REGISTERED TRADEMARK)
INTERMEDIATE MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT

JUNE 30, 1999

(2 FIDELITY LOGOS)

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  31  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 35  Notes to the financial
                          statements.




Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

After much speculation about the U.S. Federal Reserve Board's near-term monetary policy, stock and bond investors breathed a sigh of relief when the Fed shifted to a neutral position on rates following its widely anticipated quarter-point increase in short-term rates on June 30. This switch in bias helped the S&P 500(registered trademark) and NASDAQ soar to record-closing highs, and sent yields on the bellwether 30-year Treasury back below 6%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE         -0.89%         2.51%        35.59%        93.45%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond  -0.61%         3.03%        36.74%        n/a

Intermediate Municipal Debt  -1.27%         1.95%        31.11%        84.27%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months, one year average represents a peer group of 135 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE         2.51%        6.28%         6.82%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond  3.03%        6.46%         n/a

Intermediate Municipal Debt  1.95%        5.56%         6.30%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Spartan Int. Muni Income    LB Municipal Bond
             00036                       LB015
  1989/06/30      10000.00                    10000.00
  1989/07/31      10097.87                    10136.10
  1989/08/31      10045.62                    10036.87
  1989/09/30      10038.98                    10006.96
  1989/10/31      10126.37                    10129.34
  1989/11/30      10248.15                    10306.61
  1989/12/31      10326.12                    10390.91
  1990/01/31      10291.53                    10341.77
  1990/02/28      10368.85                    10433.81
  1990/03/31      10405.32                    10436.94
  1990/04/30      10315.30                    10361.37
  1990/05/31      10474.53                    10587.56
  1990/06/30      10554.70                    10680.63
  1990/07/31      10681.39                    10837.63
  1990/08/31      10660.68                    10680.27
  1990/09/30      10732.87                    10686.36
  1990/10/31      10841.76                    10880.21
  1990/11/30      10985.90                    11099.01
  1990/12/31      11045.40                    11147.29
  1991/01/31      11165.08                    11296.89
  1991/02/28      11273.40                    11395.17
  1991/03/31      11323.63                    11399.27
  1991/04/30      11445.34                    11550.88
  1991/05/31      11531.91                    11653.57
  1991/06/30      11534.92                    11642.03
  1991/07/31      11659.98                    11783.83
  1991/08/31      11772.14                    11939.03
  1991/09/30      11920.49                    12094.47
  1991/10/31      12031.84                    12203.32
  1991/11/30      12040.27                    12237.37
  1991/12/31      12281.03                    12499.98
  1992/01/31      12348.61                    12528.48
  1992/02/29      12393.76                    12532.49
  1992/03/31      12368.16                    12537.13
  1992/04/30      12472.19                    12648.71
  1992/05/31      12578.19                    12797.58
  1992/06/30      12720.55                    13012.33
  1992/07/31      13090.41                    13402.44
  1992/08/31      12993.22                    13271.76
  1992/09/30      13054.97                    13358.56
  1992/10/31      12875.28                    13227.25
  1992/11/30      13138.80                    13464.15
  1992/12/31      13284.09                    13601.62
  1993/01/31      13442.54                    13759.80
  1993/02/28      13928.14                    14257.49
  1993/03/31      13792.69                    14106.79
  1993/04/30      13923.55                    14249.13
  1993/05/31      14012.91                    14329.21
  1993/06/30      14200.30                    14568.37
  1993/07/31      14234.78                    14587.45
  1993/08/31      14525.64                    14891.16
  1993/09/30      14687.08                    15060.77
  1993/10/31      14707.79                    15089.84
  1993/11/30      14610.55                    14956.90
  1993/12/31      14910.08                    15272.64
  1994/01/31      15079.74                    15447.05
  1994/02/28      14732.56                    15046.97
  1994/03/31      14135.36                    14434.26
  1994/04/30      14214.95                    14556.66
  1994/05/31      14341.64                    14682.87
  1994/06/30      14267.45                    14593.16
  1994/07/31      14533.48                    14860.65
  1994/08/31      14585.18                    14912.07
  1994/09/30      14401.84                    14693.16
  1994/10/31      14204.84                    14432.21
  1994/11/30      13926.74                    14171.27
  1994/12/31      14200.01                    14483.18
  1995/01/31      14569.21                    14897.11
  1995/02/28      14916.66                    15330.32
  1995/03/31      15064.42                    15506.46
  1995/04/30      15067.58                    15524.76
  1995/05/31      15442.70                    16020.16
  1995/06/30      15363.78                    15880.78
  1995/07/31      15480.74                    16031.33
  1995/08/31      15696.01                    16234.61
  1995/09/30      15826.97                    16337.37
  1995/10/31      16009.28                    16574.92
  1995/11/30      16190.03                    16849.90
  1995/12/31      16307.73                    17011.82
  1996/01/31      16457.90                    17140.26
  1996/02/29      16405.23                    17024.57
  1996/03/31      16240.07                    16806.99
  1996/04/30      16208.20                    16759.43
  1996/05/31      16191.58                    16752.73
  1996/06/30      16327.39                    16935.16
  1996/07/31      16449.72                    17089.27
  1996/08/31      16452.07                    17085.17
  1996/09/30      16607.48                    17324.36
  1996/10/31      16800.31                    17520.30
  1996/11/30      17061.31                    17840.92
  1996/12/31      17030.96                    17765.99
  1997/01/31      17086.55                    17799.57
  1997/02/28      17223.78                    17962.97
  1997/03/31      17031.50                    17723.52
  1997/04/30      17139.85                    17871.87
  1997/05/31      17358.31                    18140.66
  1997/06/30      17538.43                    18333.86
  1997/07/31      17937.81                    18841.71
  1997/08/31      17812.26                    18665.16
  1997/09/30      18010.39                    18886.72
  1997/10/31      18120.87                    19008.16
  1997/11/30      18211.15                    19119.93
  1997/12/31      18432.98                    19398.89
  1998/01/31      18600.59                    19599.08
  1998/02/28      18606.90                    19604.96
  1998/03/31      18608.40                    19622.21
  1998/04/30      18550.57                    19533.72
  1998/05/31      18777.50                    19842.94
  1998/06/30      18870.36                    19921.12
  1998/07/31      18909.14                    19971.12
  1998/08/31      19177.17                    20279.67
  1998/09/30      19405.06                    20532.36
  1998/10/31      19424.07                    20531.95
  1998/11/30      19479.31                    20604.02
  1998/12/31      19518.03                    20655.94
  1999/01/31      19753.31                    20901.54
  1999/02/28      19653.15                    20810.20
  1999/03/31      19672.10                    20839.12
  1999/04/30      19708.04                    20891.01
  1999/05/31      19607.69                    20770.05
  1999/06/30      19344.80                    20470.96
IMATRL PRASUN   SHR__CHT 19990630 19990714 110743 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $19,345 - a 93.45% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,471 - a 104.71% increase.

(CHECKMARK)
UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JUNE 30,  YEARS ENDED DECEMBER 31,

                  1999                       1998                       1997   1996    1995    1994

Dividend returns  2.29%                      4.89%                      5.22%  5.12%   5.83%   5.07%

Capital returns   -3.18%                     1.00%                      3.01%  -0.69%   9.01%  -9.83%

Total returns     -0.89%                     5.89%                      8.23%  4.43%   14.84%  -4.76%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           3.82(cents)   23.18(cents)   47.01(cents)

Annualized dividend rate      4.79%         4.72%          4.72%

30-day annualized yield       4.34%         -              -

30-day annualized             6.78%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.71 over the past one month, $9.91 over the past six months and $9.96 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite a surge in municipal bond
prices on the last day of the period
following the Federal Reserve Board's
widely anticipated quarter point
increase - from 4.75% to 5.00% -
in the federal funds rate, or overnight
bank-lending level, the municipal bond
market was hard-hit by a continuous
sell-off during the six-month period that ended June 30, 1999. Although retail investors provided support in the municipal bond market with periods of active buying, and new-issue supply was down from last year, institutional investors remained on the sidelines, putting pressure on prices, which move inversely to bond yields. While municipal bonds outperformed taxable bonds over the six-month period, the Lehman Brothers
Municipal Bond Index - an index
of approximately 50,000
investment-grade, fixed-rate tax-exempt
bonds - declined 0.90%. In
comparison, the Lehman Brothers
Aggregate Bond Index - a widely
followed measure of taxable-bond
performance - fell 1.37%. In
general, the period was characterized
by uncertainty as investors adopted a
wait-and-see approach regarding
the Fed's next move and the release of
major economic reports that could
provide some clues about the future
direction of interest rates. Nevertheless, municipal bond prices received a lift on the last day of the period, as the Fed shifted its monetary policy stance from a tightening bias to a neutral stance, meaning its next move is as likely to keep interest rates unchanged as it is to increase them.

(Photograph of Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan Intermediate Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. Although rising interest rates curtailed the municipal bond market's returns during the past six months, the fund outpaced its peers. For the six-month period that ended June 30, 1999, the fund had a total return of -0.89%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned -1.27% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index
- which tracks the types of securities in which the fund invests - returned -0.61% for the same six-month period. For the 12-month period that ended June 30, 1999, the fund had a total return of 2.51%. That return compared to the intermediate municipal debt funds average's 1.95% return and the Lehman Brothers index's 3.03% return for the same 12-month period.

Q. WHAT FACTORS LED TO THE FUND'S OUTPERFORMANCE COMPARED TO ITS PEERS DURING THE PAST SIX MONTHS?

A. The fund had a larger-than-average stake in longer-term bonds - with maturities beyond 15 years - which performed better than short- and intermediate-term bonds during the past six months. That's because longer-term bond yields rose less in response to rising interest rates, and their prices - which move in the opposite direction of their yields - fell less. By pushing short- and intermediate-bond yields up more, investors were indicating that they were more worried about higher interest rates over the short and intermediate term, but less worried over the long term.

Q. WHAT EFFECT DID THE FUND'S FOCUS ON LONG-TERM BONDS HAVE ON THE FUND'S DURATION - WHICH MEASURES ITS INTEREST-RATE SENSITIVITY?

A. I offset the fund's longer-term holdings with shorter-term holdings, thereby keeping the fund's duration in line with the intermediate municipal market as a whole as measured by the Lehman Brothers 1-17 Year Municipal Bond Index. Toward the end of the period, however, I sold some shorter- and longer-term holdings in favor of intermediate-term securities, which I viewed as being priced more attractively and offering the best potential for total return.

Q. WHAT WERE THE OTHER POSITIVES FOR THE FUND DURING THE PAST SIX
MONTHS?

A. The fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing market rates and trade at prices that are above its face (par) value. The primary reason why I favored them is because their premium gives them DE MINIMIS protection. This protects the bonds' gains from unfavorable tax treatment that can occur during particular market environments. In addition, individual investors tend to shy away from premiums, so I'm often able to buy them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates.

Q. WHAT WERE THE DISAPPOINTMENTS DURING THE PERIOD?

A. The biggest disappointment was my decision to keep a relatively light weighting in bonds issued in California. Job growth and economic expansion fueled higher tax collections and revenues for the state's municipal issuers, which ultimately translated into continued improvement in their credit quality.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?

A. Supply and demand conditions - which can have a dramatic effect on the municipal market's performance - appear favorable. In contrast to last year, there has been a relatively light supply of municipal bonds issued so far in 1999. In 1998, falling interest rates prompted a wave of municipal bond refundings as issuers looked to refinance their debt at lower interest rates. Those refundings made up more than one-third of the total supply of municipal bonds issued last year. So far this year, however, refunding issuance has slowed dramatically as interest rates have risen. Meanwhile, demand has been firm. However, the direction of interest rates will be the primary factor determining municipal bond performance, and it's unclear whether the Federal Reserve Board will continue to raise rates as it did on June 30. Rather than trying to predict the direction of interest rates, I'll continue to look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter where interest rates end up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: to provide high current
income free from federal
income tax with
preservation of capital

FUND NUMBER: 036

TRADING SYMBOL: FLTMX

START DATE: April 15, 1977

SIZE: as of June 30, 1999,
more than $1.1 billion

MANAGER: Norm Lind, since
1998; manager, various
Fidelity and Spartan
municipal income funds;
joined Fidelity in 1986

NORM LIND ON Y2K AND ITS
POTENTIAL EFFECT ON
MUNICIPAL-BOND ISSUERS:

"I'm currently keeping an eye on
Y2K-related developments and
their potential effect on
municipal-bond issuers. How
individual issuers meet
challenges stemming from the
Y2K situation could have an
impact on their fiscal health and,
ultimately, their creditworthiness.
With the help of Fidelity's research
team, we're asking whether
problems that arise from Y2K will
compromise the operations of a
municipal issuer. I'll also be looking
at the extent to which municipal
issuers adequately budget for Y2K
fixes. That said, Y2K is only one of
the many factors I consider when
determining whether to buy or sell
securities for the fund."

INVESTMENT CHANGES

TOP FIVE STATES AS OF JUNE
30, 1999

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                       THESE HOLDINGS 6 MONTHS AGO

Texas                          15.7                     15.0

New York                       13.0                     10.8

Massachusetts                  9.9                      10.3

Washington                     6.3                      6.6

California                     5.7                      7.9

TOP FIVE SECTORS AS OF JUNE
30, 1999

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                       THESE SECTORS 6 MONTHS AGO

General Obligations            36.3                     37.4

Electric Utilities             11.8                     11.5

Health Care                    10.6                     11.9

Escrowed/Pre-Refunded          8.6                      7.8

Transportation                 8.2                      8.2

AVERAGE YEARS TO MATURITY AS
OF JUNE 30, 1999

                                                       6 MONTHS AGO

Years                          8.3                      8.8


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JUNE 30, 1999

                                    6 MONTHS AGO

Years                          5.2   5.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF JUNE 30, 1999
Aaa 55.8%
Aa, A 31.1%
Baa 10.7%
Not Rated 1.7%
Short-term
investments 0.7%
Row: 1, Col: 1, Value: 55.4
Row: 1, Col: 2, Value: 31.1
Row: 1, Col: 3, Value: 10.7
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 1.0

AS OF DECEMBER 31, 1998
Aaa 53.5%
Aa, A 33.3%
Baa 10.9%
Not Rated 2.1%
Short-term
investments 0.2%
Row: 1, Col: 1, Value: 53.0
Row: 1, Col: 2, Value: 33.1
Row: 1, Col: 3, Value: 10.9
Row: 1, Col: 4, Value: 2.1
Row: 1, Col: 5, Value: 0.9

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS JUNE 30, 1999 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 99.3%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ALABAMA - 1.2%

Alabama Gen. Oblig. Rfdg.
(Cap. Appreciation):

0% 3/1/01                         Aa        $ 10,000                             $ 9,345

0% 9/1/01                         Aa         5,000                                4,578

                                                                                  13,923

ALASKA - 4.5%

Anchorage Hosp. Rev. Rfdg.        A1         2,575                                2,741
(Sisters of Providence
Proj.) Series 1991, 6.75%
10/1/02

North Slope Borough (Cap.
Appreciation):

Series A:

0% 6/30/01 (MBIA Insured)         Aaa        12,000                               11,035

0% 6/30/02 (MBIA Insured)         Aaa        23,950                               21,028

0% 6/30/03 (MBIA Insured)         Aaa        11,500                               9,617

Series B, 0% 1/1/02 (MBIA         Aaa        8,500                                7,626
Insured)

                                                                                  52,047

ARIZONA - 1.0%

Arizona Trans. Board Excise
Tax Rev.:

(Cap. Appreciation) (Maricopa     Aaa        1,700                                1,495
Reg'l. Road) Series A, 0%
7/1/02 (FGIC Insured)

Rfdg. (Maricopa County Reg'l.
Area):

Series A, 6.5% 7/1/04 (AMBAC      Aaa        1,100                                1,199
Insured)

Series B, 6.5% 7/1/04 (AMBAC      Aaa        1,220                                1,330
Insured)

Maricopa County Cmnty.
College District Series A:

6% 7/1/09                         Aa1        90                                   95

6% 7/1/09 (Pre-Refunded to        Aa1        1,910                                2,033
7/1/03 @ 101) (g)

Phoenix Civic Impt. Corp.         Aa         2,420                                2,494
Exicise Tax Rev. Rfdg.
(Arpt. Impts.) Series A,
5.85% 7/1/01 (f)

Univ. of Arizona Univ. Rev.       A1         2,100                                2,250
Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05

                                                                                  10,896

ARKANSAS - 0.1%

Arkansas Gen. Oblig. (Cap.
Appreciation) (College
Savings Prog.):

0% 6/1/02                         Aa3        705                                  624

0% 6/1/03                         Aa3        1,190                                1,005

                                                                                  1,629

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - 5.7%

California Ed. Facilities         AAA       $ 3,000                              $ 3,021
Auth. Rev. Rfdg. (Chapman
Univ.) 5.375% 10/1/16
(Connie Lee Insured)

California Health Facilities      A+         1,660                                1,676
Fing. Auth. Rev. (Casa de
Las Campanas) Series A,
5.375% 8/1/10

California Hsg. Fin. Agcy.
Rev.:

(Cap. Appreciation) (Home         Aa2        19,346                               4,439
Mtg. Single Family) Series
1983 A, 0% 2/1/15

(Home Mtg.) Series G, 6%          Aaa        2,000                                2,063
2/1/10  (MBIA Insured) (f)

California Poll. Cont. Fing.      Baa2       2,500                                2,641
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc.) Series
A, 7.15% 2/1/11 (f)

California Statewide Cmntys.
Dev. Auth. Rev. Ctfs. of
Prtn. Rfdg. (Triad
Healthcare Hosp.):

5.9% 8/1/01 (Escrowed to          A+         4,415                                4,584
Maturity) (g)

6% 8/1/02 (Escrowed to            A+         4,145                                4,367
Maturity) (g)

Carson Redev. Agcy. Rfdg.
(Redev. Proj. Area 2):

5.5% 10/1/02                      Baa2       1,320                                1,354

5.6% 10/1/03                      Baa2       1,500                                1,549

Central Valley Fing. Auth.        BBB-       1,875                                1,919
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.5%
7/1/01

East Bay Muni. Util. District     Aaa        1,000                                988
Wtr. Sys. Rev. Rfdg. 5%
6/1/13 (FGIC Insured)

Long Beach Hbr. Rev. Rfdg.        Aaa        3,080                                3,234
Series A, 5.5% 5/15/07 (FGIC
Insured) (f)

Los Angeles County Pub. Works     Aaa        1,195                                1,176
Fing. Auth. Lease Rev.
(Multiple Cap. Facilities
Proj. #4) 4.75% 12/1/10
(MBIA Insured)

Los Angeles Unified School        Aaa        500                                  547
District Series A,  6%
7/1/13 (FGIC Insured)

Modesto Irrigation District       Aaa        4,390                                5,670
Elec. Rev. Series A, 9.625%
1/1/11 (Escrowed to
Maturity) (g)

Modesto Wastewtr. Treatment       Aaa        8,705                                8,916
Facilities Rev. 5.625%
11/1/17 (MBIA Insured)

Pleasanton Joint Powers Fing.     Baa1       1,385                                1,457
Auth. Rev. Reassessment
Series A, 6.15% 9/2/12

Sacramento Cogeneration Auth.     BBB-       1,400                                1,442
Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
5.8% 7/1/01

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:

6% 7/1/99                         BBB-       3,000                                3,000

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.: -
continued

6% 7/1/00                         BBB-      $ 3,100                              $ 3,166

6% 7/1/01                         BBB-       3,300                                3,411

6.5% 7/1/05                       BBB-       2,000                                2,182

6.5% 7/1/08                       BBB-       2,000                                2,157

San Francisco City & County       Aaa        1,000                                1,012
Arpt. Commission Int'l.
Arpt. Rev. 2nd Series Issue
9 B, 5.25% 5/1/12 (FGIC
Insured)

                                                                                  65,971

COLORADO - 5.5%

Arapaho County Cap. Impt.         Aaa        52,100                               8,143
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (g)

Colorado Health Facilities        Baa2       15,700                               15,331
Auth. Rev. Rfdg. (Rocky
Mountain Adventist) 6.25%
2/1/04

Denver City & County Arpt.
Rev.:

(Cap. Appreciation):

Series A:

0% 11/15/04 (f)                   Baa1       2,070                                1,566

0% 11/15/05 (MBIA Insured) (f)    Aaa        2,250                                1,657

Series D:

0% 11/15/03 (MBIA Insured) (f)    Aaa        5,320                                4,344

0% 11/15/05 (MBIA Insured) (f)    Aaa        2,055                                1,514

0% 11/15/06 (f)                   Baa1       4,500                                3,033

Rfdg. Series E, 5.125%            Aaa        15,000                               14,631
11/15/15  (MBIA Insured)

Series A:

8.25% 11/15/02 (f)                Baa1       730                                  779

8.5% 11/15/23 (f)                 Baa1       2,000                                2,131

Series C, 6.55% 11/15/16          Aaa        2,660                                2,868
(MBIA Insured) (f)

Series D, 7% 11/15/25 (f)         Baa1       1,340                                1,397

Jefferson County School
District # R-001 Series A:

5.5% 12/15/09 (FGIC Insured)      Aaa        1,000                                1,046

5.5% 12/15/14 (FGIC Insured)      Aaa        5,000                                5,126

                                                                                  63,566

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONNECTICUT - 0.1%

Connecticut Health & Edl.         BBB-      $ 1,100                              $ 1,121
Facilities Auth. Rev. Rfdg.
(Quinnipiac College) Series
D,  5.625% 7/1/03

DISTRICT OF COLUMBIA - 2.5%

District of Columbia Gen.
Oblig.:

Rfdg.:

Series A 3:

5.3% 6/1/04 (AMBAC Insured)       Aaa        735                                  758

5.3% 6/1/04 (AMBAC Insured)       Aaa        40                                   41
(Escrowed to Maturity) (g)

5.4% 6/1/05 (AMBAC Insured)       Aaa        625                                  648

5.4% 6/1/05 (AMBAC Insured)       Aaa        35                                   36
(Escrowed to Maturity) (g)

Series A:

5.75% 6/1/03 (AMBAC Insured)      Aaa        1,055                                1,102

5.75% 6/1/03 (AMBAC Insured)      Aaa        85                                   89
(Escrowed to Maturity) (g)

5.875% 6/1/05 (AMBAC Insured)     Aaa        3,705                                3,930

5.875% 6/1/05 (AMBAC Insured)     Aaa        295                                  313
(Escrowed to Maturity) (g)

Series C:

5.75% 12/1/05 (AMBAC Insured)     Aaa        1,895                                2,005

5.75% 12/1/05 (AMBAC Insured)     Aaa        260                                  277
(Pre-Refunded to 12/1/03 @
102) (g)

Series A:

5.25% 6/1/10 (MBIA Insured)       Aaa        3,000                                3,036

5.25% 6/1/11 (MBIA Insured)       Aaa        3,905                                3,916

Series E:

5% 6/1/04 (FGIC Insured)          Aaa        960                                  978

5% 6/1/04 (FGIC Insured)          Aaa        40                                   41
(Pre-Refunded to 6/1/03 @
102) (g)

District of Columbia Hosp.
Rev. Rfdg. (Medlantic
Healthcare Group/Washington
Hosp. Ctr.):

Series A, 6.8% 8/15/99            A3         2,600                                2,609
(Escrowed to Maturity) (g)

Series B:

6.125% 8/15/99 (Escrowed to       A3         4,520                                4,532
Maturity) (g)

6.25% 8/15/00 (Escrowed to        A3         4,805                                4,923
Maturity) (g)

                                                                                  29,234

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

FLORIDA - 1.3%

Alachua County Health             Baa1      $ 1,645                              $ 1,716
Facilities Auth. Health
Facilities Rev. Rfdg.
(Avmed/Santa Fe Health Sys.
Proj.) 6% 11/15/09 (Escrowed
to Maturity) (g)

Broward County Resource           A3         3,565                                3,719
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Florida Div. Board Fin. Dept.     Aaa        1,655                                1,634
Gen. Svcs. Rev. (Dept., of
Envir. Preservation 2000
Proj.)  Series A, 5% 7/1/12
(AMBAC Insured)

Hillsborough County Port          Aaa        2,000                                2,114
District Spl. Refing.  Rev.
Rfdg. (Tampa Port Auth.)
6.5% 6/1/02 (FSA Insured) (f)

Lee County Ind. Dev. Auth.        BBB-       1,800                                1,845
Health Care Facilities Rev.
Rfdg. (Shell Point Village
Proj.) Series A, 5.75%
11/15/12

Miami Beach Health Facilities     BBB        1,800                                1,664
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr.) 5.375%
11/15/28

Pasco County Solid Waste          Aaa        2,000                                2,136
Disp. & Resource Recovery
Sys. Rev. Rfdg. 6% 4/1/10
(AMBAC Insured) (f)

                                                                                  14,828

GEORGIA - 0.6%

Atlanta Gen. Oblig. Rfdg. 5%      Aa3        3,550                                3,536
12/1/10

Fulton County School District     Aa2        3,805                                3,852
Rfdg.  5.375% 1/1/18

                                                                                  7,388

IDAHO - 0.5%

Idaho Falls Gen. Oblig. Rfdg.     Aaa        7,000                                5,378
0% 4/1/05  (FGIC Insured)

ILLINOIS - 2.6%

Chicago Midway Arpt. Rev.:

Series A, 5.5% 1/1/29 (MBIA       Aaa        4,000                                3,983
Insured)

Series B:

6% 1/1/09 (MBIA Insured) (f)      Aaa        2,000                                2,114

6.125% 1/1/12 (MBIA Insured)      Aaa        2,740                                2,919
(f)

Chicago O'Hare Int'l. Arpt.       Aaa        9,820                                10,592
Rev. Rfdg.  (Gen. Arpt.
Proj.) Series A, 6.25%
1/1/08 (AMBAC Insured) (f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Lake County Forest                Aa1       $ 5,850                              $ 4,551
Preservation District  (Cap.
Appreciation) 0% 12/1/04

Rolling Meadows Multi-Family      A          5,000                                5,251
Mtg. Rev. Rfdg. (Woodfield
Garden Apts. Proj.) 7.75%
2/1/04, LOC Banque Paribas

                                                                                  29,410

INDIANA - 1.6%

Indiana Employment Dev.           -          5,000                                5,019
Commission Poll. Cont. Rev.
(Chrysler Corp. Proj.) 5.7%
10/1/99

Indianapolis Resource
Recovery Rev. Rfdg. (Ogden
Martin Sys., Inc. Proj.):

6.75% 12/1/04 (AMBAC Insured)     Aaa        3,520                                3,890

6.75% 12/1/05 (AMBAC Insured)     Aaa        8,185                                9,098

Marion County Ind. Hosp.          Aaa        800                                  806
Auth. Hosp. Facilities Rev.
Rfdg. (Univ. Heights Hosp.)
8.625% 10/1/99 (AMBAC
Insured)

                                                                                  18,813

KANSAS - 0.9%

Kansas City Util. Sys. Rev.
(Cap. Appreciation):

0% 3/1/04 (AMBAC Insured)         Aaa        3,735                                3,021

0% 3/1/04 (AMBAC Insured)         Aaa        5,015                                4,049
(Escrowed to Maturity) (g)

Kansas Dev. Fin. Auth. Rev.
(Sisters of Charity
Leavenworth Health Svc. Co.):

5.125% 12/1/18 (MBIA Insured)     Aaa        1,000                                957

5.25% 12/1/10 (MBIA Insured)      Aaa        1,000                                1,016

5.25% 12/1/11 (MBIA Insured)      Aaa        1,805                                1,824

                                                                                  10,867

LOUISIANA - 1.2%

Louisiana Pub. Facilities
Auth. Rfdg. (Student Ln.)
Sr. Series A 1:

6.1% 3/1/00                       Aaa        1,240                                1,256

6.1% 9/1/00                       Aaa        2,490                                2,541

New Orleans Gen. Oblig. Rfdg.     Aaa        13,500                               10,145
(Cap. Appreciation) 0%
9/1/05 (AMBAC Insured)

                                                                                  13,942

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MARYLAND - 0.2%

Prince George's County Rev.       Baa1      $ 1,130                              $ 1,103
Rfdg.  (Dimensions Health
Corp. Proj.) 5% 7/1/05

Prince George's County Hosp.
Rev.  (Dimensions Health
Corp. Proj.):

7% 7/1/01                         Baa1       970                                  986

7.2% 7/1/06                       Baa1       305                                  327

                                                                                  2,416

MASSACHUSETTS - 9.9%

Boston Gen. Oblig. Rev.           Aaa        2,000                                2,113
(Boston City Hosp.) Series
A, 7.625% 2/15/21
(Pre-Refunded to 8/15/00 @
102) (g)

Boston Wtr. & Swr. Commission     Aaa        4,000                                3,841
Rev. Senior Series C, 5.2%
11/1/21 (FGIC Insured)

Massachusetts Gen. Oblig.:

(Consolidated Ln.) Series C,      Aaa        2,500                                2,653
5.625% 8/1/13 (MBIA Insured)
(Pre-Refunded to  8/1/05 @
101) (g)

Rfdg.:

Series A, 5.5% 2/1/11             Aa3        2,755                                2,812

Series C, 4.7% 8/1/02             Aa3        3,000                                3,036

Series C, 6.5% 8/1/11             Aa3        720                                  762

Massachusetts Health & Edl.
Facilities Auth. Rev.:

(Lawrence Gen. Hosp.) Series      Baa2       4,430                                4,571
B,  7.25% 7/1/01

(Waltham-Weston Hosp. & Med.      Baa        2,100                                2,211
Ctr.) Series B, 8% 7/1/02
(Pre-Refunded to  7/1/00 @
102) (g)

Rfdg. (Fairview Extended          Aaa        1,400                                1,400
Care) Series B, 4.55% 1/1/21
(MBIA Insured), LOC
BankBoston NA

Massachusetts Ind. Fin. Agcy.
Rev. (Cap. Appreciation)
(Massachusetts Biomedical):

Series A 1:

0% 8/1/01                         A1         10,800                               9,882

0% 8/1/02                         A1         5,700                                4,963

Series A 2:

0% 8/1/04                         A1         10,800                               8,558

0% 8/1/05                         A1         5,100                                3,825

0% 8/1/07                         A+         5,800                                3,902

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Muni. Wholesale     Baa2      $ 3,610                              $ 3,844
Elec. Co. Pwr. Supply Sys.
Rev. Rfdg. Series A,  6.75%
7/1/05

Massachusetts Tpk. Auth.          Aaa        12,120                               12,124
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)

Massachusetts Wtr. Poll.
Abatement Trust Rev. (MWRA
Ln. Prog.) Series A:

5.25% 8/1/13                      Aa1        220                                  221

5.25% 8/1/14                      Aa1        800                                  801

New England Ed. Ln. Marketing
Corp. Stud. Ln. Rev. Rfdg.
(Senior Issue):

Series A, 6.5% 9/1/02             Aaa        28,215                               29,836

Series D:

6.2% 9/1/00                       Aaa        3,000                                3,071

6.3% 9/1/02                       Aaa        7,815                                8,226

Univ. of Lowell Bldg. Auth.       Aaa        1,705                                1,902
Rfdg. Fifth Series A, 6.75%
11/1/05 (AMBAC Insured)

                                                                                  114,554

MICHIGAN - 3.7%

Detroit Convention Facilities     A          22,300                               21,812
Rev. Rfdg.  (Cobo Hall
Expansion Proj.) 5.25%
9/30/12

Michigan Hosp. Fin. Auth. Rev.:

(Mercy Health Svcs., Inc.)        Aaa        1,195                                1,276
Series Q,  6% 8/15/09 (AMBAC
Insured)

Rfdg.:

(Genesys Reg'l. Hosp.) Series     Baa2       2,000                                1,852
A,  5.5% 10/1/27

(McLaren Health Care Corp.)       A1         8,000                                7,266
Series A,  5% 6/1/19

Michigan Muni. Bond Auth.         Aaa        1,000                                1,099
Rfdg.  (Local Govt. Ln.
Prog.) Series G, 6.3%
11/1/05 (AMBAC Insured)

Michigan Strategic Fund Ltd.      Aaa        4,000                                3,859
Oblig. Rev. Rfdg. (Detroit
Edison Co. Proj.) Series A,
5.55% 9/1/29 (MBIA Insured)
(c)(f)

Michigan Strategic Fund Poll.     -          5,000                                5,018
Cont. Rev. (Chrysler Corp.
Proj.) 5.7% 10/1/99

                                                                                  42,182

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MINNESOTA - 1.3%

Minneapolis Gen. Oblig. (Cap.
Appreciation) Series B:

0% 12/1/03                        Aaa       $ 300                                $ 248

0% 12/1/04                        Aaa        440                                  346

Rochester Health Care             AA+        14,500                               14,551
Facilities Rev. (Mayo
Foundation) Series A, 5.5%
11/15/27

                                                                                  15,145

NEBRASKA - 0.9%

American Pub. Energy Agcy.
Nebraska Gas Supply Rev.
(Nebraska Pub. Gas Agcy.
Proj.) Series A:

5% 6/1/07 (AMBAC Insured)         Aaa        1,500                                1,515

5.25% 6/1/11 (AMBAC Insured)      Aaa        5,000                                5,051

Nebraska Invt. Fin. Auth.         Aaa        2,000                                2,125
Hosp. Rev.  (Nebraska
Methodist Health Sys.) 6.85%
3/1/02 (MBIA Insured)
(Pre-Refunded to 3/1/01 @
102) (g)

Nebraska Pub. Pwr. District       A1         2,000                                2,089
Rev. Rfdg.  (Pwr. Supply
Sys.) Series B, 5.25% 1/1/13
(Pre-Refunded to 1/1/03 @
102) (g)

                                                                                  10,780

NEVADA - 0.4%

Clark County School District      Aaa        6,195                                4,751
(Cap. Appreciation) Series
B, 0% 3/1/05 (FGIC Insured)

NEW HAMPSHIRE - 0.4%

New Hampshire Higher Edl. &       Baa1       4,145                                4,207
Health Facilities Auth. Rev.
Rfdg. (Frisbee Memorial
Hosp.) 5.7% 10/1/04

NEW JERSEY - 1.3%

New Jersey Econ. Dev. Auth.       Aaa        5,000                                5,463
Market Transition Facilities
Rev. (Senior Lien) Series A,
7% 7/1/03 (MBIA Insured)

New Jersey Health Care
Facilities Fing. Auth. Rev.
Rfdg. (Atlantic City Med.
Ctr.) Series C:

6.55% 7/1/03                      A3         2,200                                2,341

6.8% 7/1/05                       A3         3,500                                3,713

Passaic County Util. Auth.        Aaa        3,380                                3,011
Solid Waste Disp.  Rev.
Rfdg. (Cap. Appreciation) 0%
3/1/02 (MBIA Insured)

                                                                                  14,528

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW MEXICO - 0.8%

Albuquerque Arpt. Rev. Rfdg.      Aaa       $ 1,400                              $ 1,539
6.5% 7/1/07 (AMBAC Insured)
(f)

Farmington Poll. Cont. Rev.       Aaa        1,260                                1,262
(Tucson Gas & Elec. Co.)
Series A, 6.1% 1/1/08 (MBIA
Insured)

New Mexico Edl. Assistance        Aaa        4,135                                4,333
Foundation Student Ln. Rev.
Senior Series IV A1, 7.05%
3/1/10 (f)

Rio Rancho Wtr. & Wastewtr.       Aaa        1,420                                1,631
Sys. Rev. Series A, 8%
5/15/04 (FSA Insured)

                                                                                  8,765

NEW YORK - 13.0%

Long Island Pwr. Auth. Elec.      Baa1       3,000                                3,010
Sys. Rev.  4.25% 4/1/00

Metro. Trans. Auth. Commuter      Aaa        7,305                                7,683
Facilities Rev. Series E,
5.625% 7/1/08 (AMBAC Insured)

Metro. Trans. Auth. Svc.          Baa1       5,280                                5,420
Contract Trans. Facilities
Rfdg. Series 7, 5.2% 7/1/04

Muni. Assistance Corp. for
New York City Rfdg. Series E:

6% 7/1/04                         Aa2        4,000                                4,266

6% 7/1/05                         Aa2        1,500                                1,608

Nassau County Gen. Impt.          Aaa        3,860                                3,917
Series Y, 4.9% 3/1/02 (FGIC
Insured)

New York City Gen. Oblig.:

Rfdg. Series A, 5.25% 8/1/06      A3         11,535                               11,835

Series B:

7.5% 2/1/04                       A3         5,000                                5,419

7.5% 2/1/05                       A3         2,030                                2,199

7.5% 2/1/05 (Pre-Refunded to      A3         590                                  644
2/1/02 @ 101.5) (g)

Series C:

6.4% 8/1/03                       A3         3,000                                3,202

6.5% 8/1/07                       A3         1,630                                1,732

6.5% 8/1/07 (Pre-Refunded to      A3         370                                  398
8/1/02 @ 101.5) (g)

Series H, 7% 2/1/06               A3         360                                  385

New York City Transitional
Fin. Auth. Rev.  (Future Tax
Secured):

Series A:

5% 8/15/11                        Aa3        8,000                                7,861

5% 8/15/14 (MBIA Insured)         Aaa        21,245                               20,625

5.125% 11/15/14                   Aa3        5,000                                4,892

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York City Transitional
Fin. Auth. Rev.  (Future Tax
Secured): - continued

Series B:

4.75% 11/1/23                     Aa3       $ 12,725                             $ 11,327

4.75% 11/15/23                    Aa3        3,000                                2,670

New York State Dorm. Auth.
Rev.:

(City Univ. Sys. Consolidated):

Series A, 5.75% 7/1/13            Baa1       3,000                                3,134

Series C, 7.5% 7/1/10             Baa1       2,500                                2,887

Series D, 8.75% 7/1/02            Baa1       1,700                                1,902

(Ithaca College) 5.25% 7/1/10     Aaa        1,670                                1,697
 (AMBAC Insured)

(New York Univ.) Series A,        Aaa        3,235                                3,364
5.5% 7/1/10 (MBIA Insured)

(State Univ. Edl. Facilities)
Series C:

5.2% 5/15/04                      A3         4,185                                4,299

5.2% 5/15/06                      A3         2,000                                2,048

Rfdg.:

(City Univ. Sys.                  Baa1       1,080                                1,136
Consolidated) Series B,
5.75% 7/1/06

(New York & Presbyterian          Aaa        5,000                                4,796
Hosp.) 4.4% 8/1/13 (AMBAC
Insured) (FHA Insured)

(State Univ. Edl. Facilities)     A3         2,000                                2,013
Series B,  5.25% 5/15/11

New York State Envir.
Facilities Corp. Clean Wtr.
& Drinking Wtr. Rev. Series F:

4.875% 6/15/18                    Aa1        1,900                                1,772

4.875% 6/15/20                    Aa1        3,600                                3,301

5% 6/15/15                        Aa1        1,800                                1,740

New York State Local Govt.        A3         2,500                                2,655
Assistance Corp. Series B,
6% 4/1/18 (Pre-Refunded to
4/1/02 @ 102) (g)

New York State Thruway Auth.
Hwy. & Bridge Trust Fund:

Series A, 5.8% 4/1/04             A3         3,000                                3,213
(Pre-Refunded to 4/1/04 @
102) (g)

Series B, 5.25% 4/1/13 (FGIC      Aaa        4,350                                4,365
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Urban Dev.
Corp. Rev.:

(Sports Fac. Assistance           Aaa       $ 3,990                              $ 4,113
Prog.) Series A, 5.5% 4/1/10
(MBIA Insured)

Rfdg. (Correctional Cap.          Baa1       1,785                                1,910
Facilities) Series A, 6.4%
1/1/04

                                                                                  149,438

NORTH CAROLINA - 2.0%

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:

Series B:

5.625% 1/1/03                     Baa3       1,000                                1,013

6% 1/1/06                         Baa3       6,750                                6,935

Series C:

5.25% 1/1/04                      Baa1       9,340                                9,321

5.5% 1/1/07                       Baa1       500                                  497

5.5% 1/1/07 (MBIA Insured)        Aaa        2,340                                2,435

North Carolina Edl.               AAA        1,000                                1,056
Facilities Fin. Agcy. Rev.
Rfdg. (Elon College Proj.)
6.375% 1/1/07 (Connie Lee
Insured)

North Carolina Muni. Pwr.         Baa1       2,000                                2,043
Agcy. #1 Catawba Elec. Rev.
Rfdg. 5.9% 1/1/03

                                                                                  23,300

OHIO - 1.8%

Butler County Trans. Impt.        Aaa        2,000                                2,064
District Series A,  5.5%
4/1/09 (FSA Insured)

Cincinnati Student Ln. Fdg.       Aaa        815                                  839
Corp. Student Ln. Rev. Rfdg.
Series C, 6.2% 7/1/03 (f)

Franklin County Gen. Oblig.
Rev. (Online Computer
Library Ctr., Inc. Proj.):

Series 1991:

6.6% 7/15/99                      -          895                                  896

6.7% 7/15/00                      -          960                                  990

6.8% 7/15/01                      -          800                                  840

5.65% 4/15/01                     -          840                                  857

5.75% 4/15/02                     -          1,030                                1,060

5.9% 4/15/04                      -          500                                  520

6% 4/15/09                        -          4,500                                4,600

Lake County Hosp. Impt.           Aaa        3,800                                4,220
Facilities Rev.  (Lake Hosp.
Sys., Inc.) 6.875% 8/15/11
(AMBAC Insured) (Escrowed to
Maturity) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

OHIO - CONTINUED

Ohio Bldg. Auth. Facilities       Aa2       $ 2,000                              $ 2,153
(Administration Bldg. Fund
Proj.) Series A, 6.3%
10/1/11  (Pre-Refunded to
10/1/02 @ 102) (g)

Ohio Tpk. Commission Tpk.         Aaa        1,250                                1,293
Rev. Series A,  5.6% 2/15/12
(MBIA Insured)

                                                                                  20,332

OKLAHOMA - 0.2%

Tulsa Ind. Auth. Hosp. Rev.       AAA        2,080                                2,252
(Tulsa Reg'l. Med. Ctr.) 7%
6/1/06 (Pre-Refunded to
6/1/03 @ 102) (g)

OREGON - 0.4%

Clackamas County School           Aaa        1,630                                1,632
District #12  (North
Clackamas Proj.) 5.25%
6/1/13  (FGIC Insured)

Washington, Multnomah &
Yamhill County  School
District No. 1J:

5.25% 6/1/12                      Aa3        1,000                                1,005

5.25% 6/1/13                      Aa3        1,795                                1,797

                                                                                  4,434

PENNSYLVANIA - 4.2%

Allegheny County (Cap.            Aaa        21,000                               23,120
Appreciation) Series C 34,
8.5% 2/15/02 (MBIA Insured)

Allegheny County Hosp. Dev.
Auth. Rev.  (Univ. of
Pittsburgh Med. Ctr.) Series
B:

5% 7/1/16 (MBIA Insured)          Aaa        2,500                                2,379

5.25% 7/1/06 (MBIA Insured)       Aaa        3,335                                3,427

Delaware County Gen. Oblig.       Aa3        5,500                                4,522
Rfdg.  (Cap. Apprecation) 0%
11/15/03

Northampton County Hosp.          BBB        1,475                                1,513
Auth. Rev. Rfdg. (Easton
Hosp.) Series B, 6.9% 1/1/02

Philadelphia Gen. Oblig.          Aaa        3,610                                3,987
6.25% 5/15/12  (MBIA
Insured) (Pre-Refunded to
5/15/06 @ 102) (g)

Philadelphia Hosp. & Higher       Baa1       2,675                                2,694
Ed. Facilities Auth. Hosp.
Rev. Rfdg. (Temple Univ.
Hosp.) Series A, 5.75%
11/15/99

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Philadelphia Wtr. & Wastewtr.     Aaa       $ 3,300                              $ 3,425
Rev. Rfdg.  5.5% 6/15/03
(FGIC Insured)

Wilkens Area Ind. Dev. Auth.      Aaa        3,765                                3,747
Rev. Rfdg. (Fairview
Extended Care) Series B,
4.55% 1/1/21 (MBIA Insured),
 LOC BankBoston NA

                                                                                  48,814

RHODE ISLAND - 0.2%

Rhode Island Student Ln.          A          2,340                                2,363
Auth. Student Ln. Rev. Rfdg.
Series A, 6.4% 12/1/99

SOUTH CAROLINA - 0.3%

South Carolina Ed. Assistance     A          2,000                                2,071
Auth. Rev. Rfdg. (Student
Ln.) Series B, 5.7% 9/1/05
(f)

South Carolina Gen. Oblig.        Aaa        1,000                                1,049
(State Hwy.)  Series B,
5.625% 7/1/11

                                                                                  3,120

SOUTH DAKOTA - 0.5%

South Dakota Student Ln.          A+         5,000                                5,273
Fing. Corp. Student Ln. Rev.
Rfdg. Series A, 6.15% 8/1/03
 (Pre-Refunded to 8/1/01 @
102) (f)(g)

TENNESSEE - 0.7%

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.
Series A:

5.5% 2/15/03 (MBIA Insured)       Aaa        2,405                                2,478
(f)

6% 2/15/06 (MBIA Insured) (f)     Aaa        2,000                                2,126

Montgomery County Health Edl.     Baa2       2,130                                1,933
& Hsg. Facilities Board
Hosp. Rev. Rfdg. & Impt.
(Clarksville Reg'l. Health
Sys.) 5.375% 1/1/28

Shelby County Gen. Oblig.         Aa3        2,200                                1,161
Series A, 0% 5/1/11
(Pre-Refunded to 5/1/05 @
69.562) (g)

                                                                                  7,698

TEXAS - 15.7%

Alief Independent School
District:

7% 2/15/03                        Aaa        1,125                                1,221

7% 2/15/04                        Aaa        1,125                                1,241

Allen Independent School          Aaa        1,370                                993
District Rfdg.  (Cap.
Appreciation) 0% 2/15/06

Arlington Independent School
District:

Rfdg. 5.25% 2/15/15               Aaa        2,795                                2,765

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Arlington Independent School
District: - continued

Rfdg. & Impt.:

(Cap. Appreciation) 0% 2/15/07    Aaa       $ 1,570                              $ 1,076

6.5% 2/15/03                      Aaa        1,500                                1,603

Austin Combined Util. Sys.        Aaa        16,130                               14,239
Rev. Rfdg.  (Cap.
Appreciation) Series A, 0%
5/15/02 (MBIA Insured)

Austin Independent School
District Rfdg.:

5.7% 8/1/11                       Aaa        1,070                                1,112

5.7% 8/1/11 (Pre-Refunded to      Aaa        2,430                                2,575
8/1/06 @ 100) (g)

Brazos Higher Ed. Auth., Inc.
Student Ln. Rev. Rfdg.
Series C 1:

5.6% 6/1/03 (f)                   Aaa        6,515                                6,682

5.7% 6/1/04 (f)                   Aaa        2,410                                2,488

Brazosport Independent School     Aaa        1,290                                1,308
District  (School House)
5.4% 2/15/13

Cedar Hill Independent School
District Rfdg. (Cap.
Appreciation):

0% 8/15/05                        Aaa        2,830                                2,115

0% 8/15/07                        Aaa        1,465                                968

Conroe Independent School         Aaa        500                                  343
District Rfdg.  (Cap.
Appreciation) Series B, 0%
2/15/07

Dallas County Gen. Oblig.
Rfdg. (Cap. Appreciation)
Series A:

0% 8/15/05                        Aaa        7,125                                5,356

0% 8/15/06                        Aaa        6,700                                4,774

0% 8/15/07                        Aaa        3,605                                2,430

Del Valle Independent School      Aaa        10,575                               9,916
District Rfdg.  5% 2/1/18

Eanes Independent School          Aaa        2,005                                1,581
District Rfdg.  (Cap.
Appreciation) 0% 8/1/04

Fort Worth Independent School
District:

Rfdg. 5% 2/15/12                  Aaa        4,615                                4,520

Rfdg. & Impt. 5.125% 2/15/10      Aaa        5,555                                5,588

Garland Independent School        Aaa        3,505                                2,902
District Series A, 4% 2/15/17

Harris County Gen. Oblig.:

(Cap. Appreciation) (Toll         Aaa        3,045                                2,653
Road Sub-Lien Rev.) 0%
8/15/02 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Harris County Gen. Oblig.: -
continued

Rfdg. (Cap. Appreciation)
(Toll Road  Sub-Lien Rev.):

Series 1991, 0% 8/1/03            Aa2       $ 12,570                             $ 10,430

0% 8/1/02                         Aa2        8,485                                7,433

0% 8/1/05                         Aa2        16,275                               12,205

0% 8/1/06                         Aa2        13,000                               9,235

Humble Independent School         Aaa        1,300                                1,515
District 8% 2/15/05

Irving Independent School         Aaa        4,000                                3,914
District (Cap. Appreciation)
0% 2/15/00

Katy Independent School           Aaa        2,550                                1,748
District Rfdg.  (Cap.
Appreciation) Series A, 0%
2/15/07

Keller Independent School         Aaa        1,590                                789
District Rfdg.  (Cap.
Appreciation) Series A, 0%
8/15/12

Laredo Gen. Oblig. Rfdg.:

5.125% 8/15/11 (FGIC Insured)     Aaa        2,225                                2,225

5.25% 2/15/13 (FGIC Insured)      Aaa        1,335                                1,333

Leander Independent School
District:

7.5% 8/15/04                      Aaa        500                                  568

7.5% 8/15/05                      Aaa        600                                  691

7.5% 8/15/06                      Aaa        800                                  933

7.5% 8/15/07                      Aaa        800                                  944

Lewisville Independent School     Aaa        5,000                                3,110
District Rfdg. (Cap.
Appreciation) (School Bldg.)
0% 8/15/08

Lower Colorado River Auth.
Rev.:

Rfdg. (Cap. Appreciation) 0%      Aaa        615                                  381
1/1/09  (MBIA Insured)
(Escrowed to Maturity) (g)

5% 1/1/11 (FSA Insured)           Aaa        1,000                                988

Midlothian Independent School     Aaa        1,905                                1,381
District Rfdg. (Cap.
Appreciation) 0% 2/15/06

Northside Independent School
District Rfdg. (Cap.
Appreciation):

0% 2/15/02                        Aaa        1,000                                891

0% 2/15/03                        Aaa        1,230                                1,044

0% 2/1/05                         Aaa        6,155                                4,718

Round Rock Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        7,645                                5,241
2/15/07

Series B, 7% 8/1/03               Aaa        1,325                                1,452

San Antonio Elec. & Gas Rev.      Aa1        5,655                                5,809
5.75% 2/1/11

San Antonio Gen. Oblig.:

Rfdg. 5.5% 8/1/04                 Aa2        2,745                                2,875

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

San Antonio Gen. Oblig.: -
continued

Series 2000:

5% 2/1/13 (c)                     Aa2       $ 1,535                              $ 1,473

5% 2/1/14 (c)                     Aa2        2,250                                2,155

Socorro Independent School        Aaa        3,000                                2,356
District Rfdg.  (Cap.
Appreciation) 0% 9/1/04

Spring Independent School         Aaa        5,900                                4,045
District Rfdg.  (Cap.
Appreciation) 0% 2/15/07

Texas Gen. Oblig.:

(College Student Ln.) 5.8%        Aa1        2,350                                2,424
8/1/05 (f)

(Pub. Fin. Auth.) Series A,       Aa1        3,375                                3,293
5% 10/1/14

Univ. of Texas Permanent          Aaa        2,495                                2,488
Univ. Fund Rfdg.  5% 7/1/10

Yselta Independent School         Aaa        1,100                                579
District Rfdg.  (Cap.
Appreciation) 0% 8/15/11

                                                                                  181,115

UTAH - 3.1%

Intermountain Pwr. Agcy. Pwr.
Supply Rev. Rfdg.:

Series A:

5.25% 7/1/12 (MBIA Insured)       Aaa        2,605                                2,608

6.5% 7/1/10 (AMBAC Insured)       Aaa        1,000                                1,123

Series B, 5.75% 7/1/16 (MBIA      Aaa        1,000                                1,032
Insured)

Series D, 5% 7/1/21 (MBIA         Aaa        3,000                                2,806
Insured)

Series G, 0% 7/1/12               Aaa        17,000                               19,447
(Pre-Refunded to 1/1/03 @
101) (b)(g)

Jordan School District 7.625%     Aa3        1,000                                1,137
6/15/04

Salt Lake County Wtr.             Aaa        3,500                                2,477
Conservancy District Rev.
Rfdg. (Cap. Appreciation)
Series A, 0% 10/1/06 (AMBAC
Insured)

Utah Board of Regents Student     Aaa        4,900                                5,096
Ln. Rev. Series A, 7.6%
11/1/00 (AMBAC Insured)

                                                                                  35,726

VIRGINIA - 2.7%

Arlington County Ind. Dev.        Aaa        2,965                                3,005
Auth. Resource Recovery Rev.
(Ogden Martin Sys. of
Alexandria) 5.375% 1/1/11
(FSA Insured) (f)

Chesapeake Gen. Oblig. Pub.       Aa3        2,400                                2,566
Impt. 6% 5/1/11 (MBIA
Insured)

Fairfax County Pub. Impt.         Aaa        11,000                               11,231
Rev. Rfdg. Series A, 5%
6/1/07

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

VIRGINIA - CONTINUED

Henrico County Wtr. & Swr.        Aa2       $ 3,630                              $ 3,459
Rev. Rfdg.  5% 5/1/22

Pocahontas Parkway Assoc.         Baa3       4,000                                3,811
Toll Road Rev. Senior Series
A, 5% 8/15/11

Virginia Hsg. Dev. Auth.
Multi-family Hsg. Rev.
Series I:

5.75% 5/1/07 (f)                  Aa1        1,380                                1,433

5.85% 5/1/08 (f)                  Aa1        1,370                                1,426

Virginia Trans. Board Trans.
Contract Rev. (Northern
Virginia Trans. District)
Series A:

6.75% 5/15/03                     Aa2        1,895                                2,053

6.75% 5/15/04                     Aa2        2,020                                2,218

                                                                                  31,202

WASHINGTON - 6.3%

Grant County Pub. Util.           Aaa        1,235                                1,193
District #2 Wanapum Hydro
Elec. Rev. Rfdg. Second
Series B,  5.25% 1/1/14
(MBIA Insured) (c)(f)

King County Gen. Oblig.
Series B:

5.75% 12/1/11                     Aaa        6,000                                6,359

5.85% 12/1/13                     Aaa        13,480                               14,282

Washington Gen. Oblig. Rfdg.      Aa1        1,450                                1,527
Series R 93A, 5.625% 9/1/05

Washington Health Care            Aaa        3,000                                3,073
Facilities Auth. Rev. Rfdg.
(Swedish Health Svcs.) 5.5%
11/15/12 (AMBAC Insured)

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.
Rfdg.:

Series A, 5% 7/1/09 (MBIA         Aaa        5,000                                4,997
Insured)

Series C, 7.5% 7/1/03             Aa1        1,000                                1,067
(Pre-Refunded to 1/1/01 @
102) (g)

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.
Rfdg.:

(Cap. Appreciation) Series B:

0% 7/1/07                         Aa1        15,000                               10,093

0% 7/1/10                         Aa1        16,000                               9,034

Series B:

0% 7/1/04 (MBIA Insured)          Aaa        5,450                                4,342

0% 7/1/05 (MBIA Insured)          Aaa        10,000                               7,555

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.
Rfdg.: - continued

0% 7/1/10                         Aa1       $ 2,250                              $ 1,270

Series C, 7.5% 7/1/08 (MBIA       Aaa        6,940                                8,241
Insured)

                                                                                  73,033

TOTAL MUNICIPAL BONDS                                                             1,144,441
(Cost $1,118,863)


CASH EQUIVALENTS - 0.7%

                             SHARES

Municipal Central Cash Fund   7,900,833                          7,901
(d)(e) (Cost $7,901)

TOTAL INVESTMENT IN                                               $ 1,152,342
SECURITIES - 100%
(Cost $1,126,764)

LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(e) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.43%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(g) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        80.9%      AAA, AA, A    76.9%

Baa               8.7%       BBB           9.8%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 1.7%.
The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations         36.3%

Electric Utilities          11.8

Health Care                 10.6

Escrowed/Pre-Refunded       8.6

Transportation              8.2

Special Tax                 8.1

Education                   7.3

Others (individually less     9.1
than 5%)

                            100.0%

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,126,764,000. Net unrealized appreciation aggregated $25,578,000, of which $34,954,000 related to appreciated investment securities and $9,376,000 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $5,889,000 of which $592,000 and $5,297,000 will expire on December 31, 2002 and 2003, respectively. All of the loss carryforward was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

At December 31, 1998 the fund was required to defer approximately
$3,439,000 of losses on futures contracts and options.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                       JUNE 30,
                                        1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 1,152,342
value (cost $1,126,764) -
See accompanying schedule

Receivable for investments                8,447
sold

Receivable for fund shares                2,297
sold

Interest receivable                       14,931

 TOTAL ASSETS                             1,178,017

LIABILITIES

Payable for investments         $ 8,988
purchased on a  delayed
delivery basis

Payable for fund shares          1,298
redeemed

Distributions payable            202

Accrued management fee           356

Other payables and accrued       141
expenses

 TOTAL LIABILITIES                        10,985

NET ASSETS                               $ 1,167,032

Net Assets consist of:

Paid in capital                          $ 1,149,003

Accumulated undistributed net             (7,549)
realized  gain (loss) on
investments

Net unrealized appreciation               25,578
(depreciation) on investments

NET ASSETS, for 120,774                  $ 1,167,032
shares outstanding

NET ASSET VALUE, offering                 $9.66
price and redemption price
per share ($1,167,032
(divided by) 120,774 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                      SIX
                                          MONTHS ENDED JUNE 30, 1999
                                          (UNAUDITED)

INTEREST INCOME                           $ 29,525

EXPENSES

Management fee                 $ 2,070

Transfer agent fees             491

Accounting fees and expenses    138

Non-interested trustees'        2
compensation

Custodian fees and expenses     30

Registration fees               30

Audit                           21

Legal                           10

 Total expenses before          2,792
reductions

 Expense reductions             (2)        2,790

NET INTEREST INCOME                        26,735

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities          1,172

 Futures contracts              971        2,143

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          (40,811)

 Futures contracts              (190)      (41,001)

NET GAIN (LOSS)                            (38,858)

NET INCREASE (DECREASE) IN                $ (12,123)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 26,735                   $ 51,682

 Net realized gain (loss)         2,143                      9,759

 Change in net unrealized         (41,001)                   1,438
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,123)                   62,879
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (26,735)                   (51,682)
From net interest income

 From net realized gain           (352)                      (6,394)

 TOTAL DISTRIBUTIONS              (27,087)                   (58,076)

Share transactions Net            194,935                    244,699
proceeds from sales of shares

 Net asset value of shares        -                          196,898
issued in exchange for the
net assets of the former
Spartan Intermediate
Municipal Income Fund

 Reinvestment of distributions    20,596                     44,103

 Cost of shares redeemed          (163,302)                  (251,231)

 NET INCREASE (DECREASE) IN       52,229                     234,469
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       13,019                     239,272
IN NET ASSETS

NET ASSETS

 Beginning of period              1,154,013                  914,741

 End of period                   $ 1,167,032                $ 1,154,013

OTHER INFORMATION
Shares

 Sold                             19,617                     24,546

 Issued in exchange for           -                          19,829
shares of the former Spartan
   Intermediate Municipal
Income Fund

 Issued in reinvestment of        2,082                      4,424
distributions

 Redeemed                         (16,502)                   (25,225)

 Net increase (decrease)          5,197                      23,574


FINANCIAL HIGHLIGHTS

                             SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

                             (UNAUDITED)                     1998                      1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning
of                           $ 9.980                         $ 9.940                   $ 9.700  $ 9.800  $ 8.990  $ 9.990
period

Income from Investment        .232                            .474                      .485     .488     .497     .512
Operations Net interest
income

Net realized  and unrealized  (.317)                          .097                      .290     (.069)   .810     (.980)
gain (loss)

Total from investment         (.085)                          .571                      .775     .419     1.307    (.468)
operations

Less Distributions

From net interest  income     (.232)                          (.474)                    (.485)   (.488)   (.497)   (.512)

From net realized gain        (.003)                          (.057)                    (.050)   (.031)   -        (.010)

In excess of net  realized    -                               -                         -        -        -        (.010)
gain

Total distributions           (.235)                          (.531)                    (.535)   (.519)   (.497)   (.532)

Net asset value,  end of     $ 9.660                         $ 9.980                   $ 9.940  $ 9.700  $ 9.800  $ 8.990
period

TOTAL RETURN B                (0.89)%                         5.89%                     8.23%    4.43%    14.84%   (4.76)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in                          $ 1,167                         $ 1,154                   $ 915    $ 904    $ 943    $ 878
millions)

Ratio of expenses to average  .47% A                          .50%                      .55%     .56%     .57%     .56%
net assets

Ratio of net interest income  4.54% A                         4.58%                     4.97%    5.06%    5.25%    5.42%
to average net assets

Portfolio turnover rate       17% A                           18% C                     22%      27%      31%      30%


A ANNUALIZED


B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $249,832,000 and $100,231,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $40,605,000 and $58,824,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee computed daily and paid monthly, based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the management fee was equivalent to an annualized rate of .35% of average net asset.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement(effective January 1, 1999) with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999 Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $1,000, respectively, under these arrangements.

6. MERGER INFORMATION.

On March 19, 1998, Fidelity Limited Term Municipal Income Fund(currently Spartan Intermediate Municipal Income Fund) acquired all of the assets and assumed all of the liabilities of the former Spartan Intermediate Municipal Income Fund. The acquisition, which was approved by the shareholders of the former Spartan Intermediate Municipal Income Fund on March 9, 1998, was accomplished by an exchange of 19,828,609 shares (each valued at $9.93) of Fidelity Limited Term

6. MERGER INFORMATION - CONTINUED

Municipal Income Fund (currently Spartan Intermediate Municipal Income
Fund) for the 18,663,326 shares then outstanding (each valued at $10.55) of the former Spartan Intermediate Municipal Income Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The former Spartan Intermediate Municipal Income Fund's net assets, including $9,378,552 of unrealized appreciation, were combined with Fidelity Limited Term Municipal Income Fund (currently Spartan Intermediate Municipal Income Fund) for total net assets after the acquisition of $1,132,856,426.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investment Money
Management, Inc. (FIMM),
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Citibank, N.A.
New York, NY

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS

Spartan(registered trademark) Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

Fidelity Automated
 Service Telephone (AUTOMATED GRAPHIC)   1-800-544-5555
(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

LIM-SANN-0899   82083
1.706327.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
NEW MARKETS INCOME
FUND

SEMIANNUAL REPORT

JUNE 30, 1999

(2 FIDELITY LOGOS)

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  18  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 22  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

After much speculation about the U.S. Federal Reserve Board's near-term monetary policy, stock and bond investors breathed a sigh of relief when the Fed shifted to a neutral position on rates following its widely anticipated quarter-point increase in short-term rates on June 30. This switch in bias helped the S&P 500(registered trademark) and NASDAQ soar to record-closing highs, and sent yields on the bellwether 30-year Treasury back below 6%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY NEW MARKETS INCOME   18.46%         -6.42%       82.64%        91.13%

JP EMBI Plus                  10.57%         -4.26%       94.38%        n/a

Emerging Markets Debt Funds   9.72%          -10.63%      63.27%        n/a
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the J.P. Morgan Emerging Markets Bond Index Plus - a market value-weighted index of U.S. dollar and other external currency-denominated Brady bonds, loans, Eurobonds, and local instruments traded in emerging markets. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper, Inc. The past six months average represents a peer group of 52 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY NEW MARKETS INCOME   -6.42%       12.80%        11.09%

JP EMBI Plus                  -4.26%       14.22%        n/a

Emerging Markets Debt Funds   -10.63%      10.12%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             New Markets Income          JP Emg Mkt Bond Index
             00331                       JP001
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10333.23
  1993/06/30      10710.66                    10694.64
  1993/07/31      11253.11                    11140.58
  1993/08/31      11586.74                    11364.17
  1993/09/30      11955.99                    11513.02
  1993/10/31      12900.58                    12483.31
  1993/11/30      13042.02                    12358.35
  1993/12/31      13883.68                    13113.02
  1994/01/31      14404.11                    13148.55
  1994/02/28      12954.23                    12054.52
  1994/03/31      11006.80                    10675.65
  1994/04/30      10542.95                    10680.55
  1994/05/31      11095.86                    11418.07
  1994/06/30      10464.54                    10498.62
  1994/07/31      10752.29                    10756.51
  1994/08/31      11938.20                    11525.27
  1994/09/30      12528.12                    11638.59
  1994/10/31      12291.04                    11309.04
  1994/11/30      12238.94                    11424.20
  1994/12/31      11585.89                    10663.40
  1995/01/31      10244.50                    10294.64
  1995/02/28       9514.84                     9758.04
  1995/03/31       9213.43                     9482.39
  1995/04/30       9862.05                    10500.46
  1995/05/31      10518.02                    11425.42
  1995/06/30      10659.69                    11647.17
  1995/07/31      10678.43                    11655.74
  1995/08/31      11026.21                    11930.78
  1995/09/30      11455.38                    12341.81
  1995/10/31      11377.65                    12215.01
  1995/11/30      11743.18                    12642.57
  1995/12/31      12509.53                    13600.61
  1996/01/31      13426.92                    14798.16
  1996/02/29      12701.78                    13758.65
  1996/03/31      12839.61                    14111.49
  1996/04/30      13515.35                    14821.44
  1996/05/31      13894.84                    15005.82
  1996/06/30      14254.79                    15421.13
  1996/07/31      14387.90                    15538.74
  1996/08/31      14906.81                    16042.88
  1996/09/30      16125.36                    17021.13
  1996/10/31      16574.14                    17089.13
  1996/11/30      17521.71                    18045.94
  1996/12/31      17687.29                    18246.86
  1997/01/31      18443.09                    18905.97
  1997/02/28      18765.22                    19245.33
  1997/03/31      18014.98                    18494.33
  1997/04/30      18635.49                    19122.21
  1997/05/31      19470.77                    19890.35
  1997/06/30      20091.13                    20352.83
  1997/07/31      20976.37                    21334.15
  1997/08/31      20850.07                    21124.04
  1997/09/30      21518.36                    21831.42
  1997/10/31      19407.58                    19481.84
  1997/11/30      20139.53                    20516.75
  1997/12/31      20786.22                    21194.30
  1998/01/31      20807.27                    21241.78
  1998/02/28      21380.86                    21765.15
  1998/03/31      21984.44                    22305.54
  1998/04/30      22010.98                    22318.35
  1998/05/31      21099.35                    21652.31
  1998/06/30      20423.58                    21141.81
  1998/07/31      20743.69                    21420.95
  1998/08/31      13300.13                    15930.35
  1998/09/30      14462.48                    17271.73
  1998/10/31      15447.22                    18274.55
  1998/11/30      16603.01                    19447.66
  1998/12/31      16134.28                    18854.70
  1999/01/31      15704.44                    17884.84
  1999/02/28      15988.18                    18245.88
  1999/03/31      17385.61                    19854.15
  1999/04/30      19225.18                    20953.63
  1999/05/31      18200.62                    19540.03
  1999/06/30      19112.87                    20217.40
IMATRL PRASUN   SHR__CHT 19990630 19990716 100512 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993 when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $19,113 - a 91.13% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. (The JP Morgan Emerging Markets Bond Index Plus does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,217 - a 102.17% increase.

(CHECKMARK)
UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United
States.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR A

Dividends per share           6.12(cents)   38.37(cents)   97.29(cents)

Annualized dividend rate      7.46%         8.14%          10.22%

30-day annualized yield       8.62%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $9.98 over the past one month, $9.50 over the past six months and $9.52 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S
INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 19.5(CENTS) PER SHARE PAID DURING 1998 WERE A NON-TAXABLE RETURN OF CAPITAL.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite rising U.S. interest rates,
emerging-market debt enjoyed
positive performance in the first half
of 1999, as the J.P. Morgan
Emerging Markets Bond Index
Plus - which tracks total returns for
traded external debt instruments in
the emerging markets - returned
10.57% for the six months ending
June 30, 1999. The market's
positive performance was a
continuation of the rally that began
late last fall in the aftermath of
Russia's devaluation and default on
its local currency-denominated
debt. Several factors were
responsible for the rally. First,
emerging markets enjoyed a
technical rebound from the
dramatically oversold conditions
that existed last fall. Russian debt,
the primary victim of last year's
rout, enjoyed this year's largest
rebound. Brazilian debt prices
also rallied significantly despite a
devaluation of its currency - the
real - in January. The Brazilian
recovery was driven by a much
milder-than-expected recession and
a muted inflationary response from
the devaluation. Another important
development was the dramatic
increase in the price of oil, which
benefited Venezuela, the
second-best performing country
year-to-date, as well as Russia and
Mexico. The only country with
significantly negative returns was
Ecuador, which suffered from
investors' negative sentiment about
its creditworthiness, a stagnant
economy, high deficits and a very
weak banking sector.

(PHOTOGRAPH OF JOHN CARLSON)

An interview with John Carlson, Portfolio Manager of Fidelity
New Markets Income Fund

Q. HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1999, JOHN?

A. The fund generated favorable performance in the first half. For the six months ending June 30, 1999, the fund posted a return of 18.46%. The emerging market debt funds average, as tracked by Lipper Inc., returned 9.72% during the period. The J.P. Morgan Emerging Markets Bond Index Plus returned 10.57%. For the 12 months ending June 30, 1999, the fund posted a return of -6.42%. The Lipper peer group and J.P. Morgan index returned -10.63% and -4.26%, respectively.

Q. RUSSIA WAS THE MAJOR STORY IN EMERGING MARKETS LAST YEAR. HOW HAS IT PERFORMED IN 1999 AND HOW DID IT INFLUENCE FUND PERFORMANCE?

A. Russian asset prices ended 1998 at deeply depressed levels after the government devalued its currency and defaulted on local currency-denominated debt. In addition, the themes of de-leveraging and deflation throughout global capital markets further contributed to the crisis. The fund maintained its overweighted position in Russia as our team believed assets had become significantly oversold. The fund's holdings in Russia were also shifted to include more U.S. dollar-denominated eurobonds, which we perceived to be more creditworthy than debt that had evolved from the former Soviet Union. So far this year, Russian debt prices have rebounded. Stronger commodity prices, particularly oil, helped. In addition, some stability returned to the Russian economy. The Russians appear to be succeeding at drawing a distinction between their willingness to service Russian debt, while seeking to restructure Soviet-era debt. The result has been that Russia is the top-performing country in the benchmark this year and a top contributor to the fund.

Q. WHAT'S BEEN THE MAJOR EVENT SO FAR IN 1999?

A. If Russia was 1998's big story, Brazil has been the major story thus far in 1999. Brazil devalued its currency, the real, in January of this year. However, unlike Russia, the perception is that the Brazil devaluation was one of the most widely anticipated emerging-market crises in recent memory. In light of this, our research team studied all the major emerging-market currency devaluations of the 1990s and concluded that Brazilian assets already reflected the turmoil that typically follows such an event. As a result of this and other factors, the fund overweighted Brazil. Brazilian debt prices subsequently recovered. Most importantly, the economy contracted less than was expected and inflation has been surprisingly tame. In addition, the newly appointed Central Bank Governor, Arminio Fraga, was able to convince major banks to extend credit lines to Brazil. This action helped mitigate Brazil's growing liquidity crisis.

Q. WHAT HAVE BEEN THE OTHER KEY DRIVERS OF FUND PERFORMANCE?

A. One of the key trends in the first half of 1999 was the resurgence in oil prices. The price of West Texas Intermediate crude oil rose from approximately $12 per barrel in January to over $18 per barrel by the end of June. Relative to its benchmark, the fund benefited from its overweighting in Venezuela, one of the world's most important oil producers. In addition, differentiating among oil producers benefited fund performance. Our analysts believed, by itself, higher oil prices would not be enough to help Ecuador, a deteriorating credit. As a result, the fund maintained an underweighted position relative to the benchmark, and held no positions in this country at the end of the period. It is also important to recognize that while country selection is the more talked-about aspect of our investment process, security selection - choosing the bonds with the best value in each country - was a key driver of fund performance. Specifically, security selection within countries with robust bond markets, such as Brazil, Mexico and Argentina, contributed to performance. The fund did not have any significant performance detractors in the period.

Q. JOHN, WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

A. I'm cautious. Looking forward, I think it is critical that global economic growth expands, particularly outside of the U.S. Our research has found that long-term economic growth is the key variable for emerging-country creditworthiness. Coincident with this, it is also important that commodity prices stay stable or increase. I will watch closely the level and consistency of credit extended by banks to emerging-market countries. Lastly, we are monitoring the potential for China to devalue its currency and considering the possible fallout from such an event.

(CHECKMARK)

FUND FACTS

GOAL: a high level of current
income; as a secondary
objective, the fund seeks
capital appreciation

FUND NUMBER: 331

TRADING SYMBOL: FNMIX

START DATE: May 4, 1993

SIZE: as of June 30, 1999,
more than $209 million

MANAGER: John Carlson,
since 1995; also lead
manager, Fidelity
International Bond Fund
and Fidelity Strategic Income
Fund, since 1998; joined
Fidelity in 1995.

JOHN CARLSON TALKS ABOUT
ESTIMATING COUNTRY RISK:

"I have found when investing in
emerging markets that it is
critical to combine quantitative
analysis of countries with a
qualitative, hands-on assessment.

"The two main sources of risk for an
emerging-markets debt fund are the
overall market risk and each
country's individual risk. We have
created a proprietary tool to help
us assign a risk score to each
country in our investment
universe. One of the models we use
to reach this score looks at the
debt-servicing capacity of each
country. It is akin to the credit
scores used by banks as an aid in
deciding to whom to lend.

"The macroeconomic variables
we have found to be highly
significant in explaining the
occurrence of debt defaults are: 1)
liquidity, the gross borrowing
requirements of the country as
a percentage of foreign currency
reserves; and 2) leverage, the
country's external debt as a
percentage of exports of goods and
services. Additionally, two economic
performance variables are included
on the premise that even large
liquidity requirements can be
managed provided policies are right
and the economy is experiencing
robust, non-inflationary growth.
These variables are average
growth and inflation."

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES

TOP FIVE COUNTRIES AS OF JUNE
30, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE COUNTRIES 6 MONTHS AGO

Brazil                          21.1                     15.3

Mexico                          15.5                     22.5

Argentina                       14.5                     18.9

Russia                          12.2                     6.8

Venezuela                       9.6                      12.6


TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.

TOP FIVE HOLDINGS AS OF JUNE
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
EQUIVALENTS)                                            THESE HOLDINGS 6 MONTHS AGO

Brazilian Federative Republic   12.8                     5.9

Argentinian Republic            10.3                     13.2

Venezuelan Republic             9.6                      12.6

United Mexican States           8.9                      16.8

Russian Federation              5.6                      1.0



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JUNE 30, 1999                   AS OF DECEMBER 31, 1998

Corporate Bonds 19.5%                 Corporate Bonds 15.6%

Government  Obligations 62.1%         Government  Obligations 67.0%

Stocks 5.1%                           Stocks 6.9%

Other Investments 6.5%                Other Investments 4.6%

Short-Term  Investments 6.8%          Short-Term  Investments 5.9%



Row: 1, Col: 1, Value: 19.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 62.1
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 5.1
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 6.5
Row: 1, Col: 8, Value: 6.8

Row: 1, Col: 1, Value: 15.6
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 67.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 6.9
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 4.6
Row: 1, Col: 8, Value: 5.9

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

CORPORATE BONDS - 19.5%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

CONVERTIBLE BONDS - 3.0%

MALAYSIA - 1.9%

Telekom Malaysia BHD 4%           Baa3        $ 4,420,000                         $ 3,812,250
10/3/04

MEXICO - 1.1%

Telefonos de Mexico SA de CV      BB           2,070,000                           2,137,275
4.25% 6/15/04

TOTAL CONVERTIBLE BONDS                                                            5,949,525

NONCONVERTIBLE BONDS - 16.5%

ARGENTINA - 2.2%

Compania Internacional de         BB     ARS   5,790,000                           4,487,856
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

BRAZIL - 4.9%

Banco Nacional de
Desenvolvimento Economico e
Social:

13.64% 6/16/08 (h)                B1           8,700,000                           7,351,500

13.64% 6/16/08 (g)(h)             B1           2,830,000                           2,391,350

                                                                                   9,742,850

MALAYSIA - 3.0%

Petroliam Nasional BHD
(Petronas):

7.625% 10/15/26 (Reg. S)          A2           6,120,000                           4,987,800

yankee 7.625% 10/15/26 (g)        Baa3         1,330,000                           1,083,950

                                                                                   6,071,750

MEXICO - 4.3%

Cemex SA 9.25% 6/17/02            Ba2          3,890,000                           3,928,900

Petroleos Mexicanos:

9.25% 3/30/18                     Ba2          1,670,000                           1,394,450

9.5% 9/15/27                      Ba2          3,350,000                           3,186,688

                                                                                   8,510,038

TURKEY - 2.1%

Cellco Finance NV 15% 8/1/05      B2           4,100,000                           4,223,000

TOTAL NONCONVERTIBLE BONDS                                                         33,035,494

TOTAL CORPORATE BONDS                                                              38,985,019
(Cost $36,410,917)

GOVERNMENT OBLIGATIONS (I) -
62.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

ARGENTINA - 12.3%

Argentinian Republic:

Brady par euro 6% 3/31/23         Ba3         $ 16,260,000                        $ 10,406,395

9.75% 9/19/27                     Ba3          13,330,000                          10,247,438

City of Buenos Aires euro         B1     ARS   4,840,000                           3,896,726
10.5% 5/28/04

                                                                                   24,550,559

BRAZIL - 12.8%

Brazilian Federative Republic:

Brady:

debt conversion bond euro         B2           10,510,000                          6,516,200
5.9375% 4/15/12 (h)

discount euro 5.875% 4/15/24      B2           7,180,000                           4,577,250
(h)

new money bond L:

5.9375% 4/15/09 (Bearer) (h)      B2           6,765,000                           4,743,956

5.9375% 4/15/09 (Reg.) (h)        B2           5,530,000                           3,877,913

global bond 10.125% 5/15/27       B2           7,670,000                           5,781,263

                                                                                   25,496,582

BULGARIA - 2.7%

Bulgarian Republic Brady:

discount A 5.875% 7/28/24 (h)     B2           6,720,000                           4,594,800

FLIRB A 2.5% 7/28/12 (h)          B2           1,220,000                           750,300

                                                                                   5,345,100

COSTA RICA - 1.3%

Banco Central Costa Rica          Ba1          900,000                             787,500
Series A, 6.25% 5/21/10

Costa Rican Republic 9.335%       Ba1          1,830,000                           1,793,400
5/15/09 (g)

                                                                                   2,580,900

IVORY COAST - 0.7%

Ivory Coast Brady past due        -            4,143,750                           1,450,313
interest 2% 3/29/18 (h)

MALAYSIA - 1.5%

Malaysian Government yankee       Baa3         3,010,000                           3,042,237
8.75% 6/1/09

MEXICO - 8.9%

United Mexican States:

Brady par A 6.25% 12/31/19        Ba2          4,750,000                           3,526,875
unit

Brady par B 6.25% 12/31/19        Ba2          2,060,000                           1,529,550
unit

global bond 11.5% 5/15/26         Ba2          7,150,000                           7,972,250

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

MEXICO - CONTINUED

United Mexican States: -
continued

value recovery rights 6/30/03:

discount A (a)(j)                 -           $ 1,000                             $ 0

discount C (a)(j)                 -            1,000                               0

10.375% 2/17/09                   Ba2          2,100,000                           2,144,625

warrants 2/17/00 (a)(j)           -            42,100                              2,673,350

                                                                                   17,846,650

NIGERIA - 1.1%

Central Bank of Nigeria:

6.25% 11/15/20                    -            3,750,000                           2,306,250

warrants 11/15/20 (a)(j)          -            3,750                               0

                                                                                   2,306,250

PERU - 1.1%

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3          1,580,000                           869,000

past due interest 4.5% 3/7/17     Ba3          2,160,000                           1,333,800
(h)

                                                                                   2,202,800

POLAND - 0.5%

Polish Republic Brady par 3%      Baa3         1,650,000                           985,875
10/27/24 (f)

RUSSIA - 8.8%

Bank for Foreign Economic         Ca           10,820,000                          1,731,200
Affairs of Russia
(Vnesheconombank) interest
notes 6.0625% 12/15/15 (h)

Moscow City 9.5% 5/31/00          Caa1         6,840,000                           4,223,700
(Reg.)

Russian Federation:

euro 12.75% 6/24/28 (Reg. S)      B3           8,800,000                           4,950,000

9.25% 11/27/01                    B3           1,580,000                           1,070,450

11% 7/24/18 (Reg. S)              B3           10,370,000                          5,185,000

Russian Federation Ministry       Ca           1,870,000                           439,450
of Finance 3% 5/14/03

                                                                                   17,599,800

TURKEY - 1.3%

Turkish Republic:

global 12.375% 6/15/09            B1           1,660,000                           1,637,175

Treasury Bill 0% 1/19/00 (e)      -      TRL   567,459,000                         879,609

                                                                                   2,516,784

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

VENEZUELA - 9.6%

Venezuelan Republic:

Brady:

debt conversion bond euro         B2          $ 9,714,240                         $ 7,516,393
6.3125% 12/18/07 (h)

FLIRB A 6% 3/31/07 (h)            B2           2,666,650                           2,039,987

par W-B euro 6.75% 3/31/20        B2           4,260,000                           2,971,350

global bond:

13.625% 8/15/18                   B2           930,000                             855,600

13.625% 8/15/18                   B2           1,850,000                           1,702,000

Oil recovery rights 3/31/20       -            46,315                              0
(j)

9.25% 9/15/27                     B2           6,120,000                           4,069,800

                                                                                   19,155,130

TOTAL GOVERNMENT OBLIGATIONS                                                       125,078,980
(Cost $114,482,429)


COMMON STOCKS - 5.1%

                                 SHARES

BRAZIL - 3.4%

Telebras sponsored:

ADR                               115,700                7,231

ADR (PFD)                         75,800                 6,836,213

                                                         6,843,444

MEXICO - 1.2%

Cemex SA Series B                 287,000                1,430,406

Fomento Economico Mexicano SA     26,700                 1,064,663
de CV sponsored ADR

                                                         2,495,069

SINGAPORE - 0.5%

Pacific Internet Ltd.             19,000                 900,125

UNITED STATES OF AMERICA - 0.0%

Paging Brazil Holding Co. LLC     1,700                  0
Class B (a)

TOTAL COMMON STOCKS                                      10,238,638
(Cost $8,681,044)


SOVEREIGN LOAN PARTICIPATIONS
- 6.5%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

ALGERIA - 0.4%

Algerian Republic loan            -        $ 880,000                          $ 831,600
participation - The Chase
Manhattan Bank 7.3125%
3/4/00 (h)

ANGOLA - 0.5%

Banco Nacional de Angola loan     -         4,922,048                          1,082,851
participation - Societe
Generale

CAMEROON - 0.3%

Cameroon Republic:

loan participation - Societe      -   FRF   6,240,000                          147,551
Generale (a)

loan participation - Societe      -   DEM   4,510,000                          357,662
Generale (a)

                                                                               505,213

CONGO - 0.2%

Congo Republic loan               -         2,758,208                          358,567
participation -  Societe
Generale (a)

MOROCCO - 1.7%

Moroccan Kingdom loan
participation:

Series A - ING Bank NV            -         1,510,000                          1,226,875
5.9063% 1/1/09 (h)

Series A - Merrill Lynch,         -         885,713                            719,642
Pierce, Fenner & Smith, Inc.
5.9063% 1/1/09 (h)

Series A - Morgan Guaranty        -         638,568                            518,837
Trust Co. 5.9063% 1/1/09 (h)

Series A - Paribas Capital        -         1,150,000                          934,375
Markets 5.9063% 1/1/09 (h)

                                                                               3,399,729

RUSSIA - 3.4%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

- BankBoston Corp. 6.0625%        -         1,080,000                          133,650
12/15/20 (c)(h)

- Deutsche Bank 6.0625%           -         7,050,000                          872,438
12/15/20 (c)(h)

- Donald, Lufkin & Jenrette       -         2,450,000                          303,188
Securities Corp. 6.0625%
12/15/20 (c)(h)

- Lehman Commercial Paper,        -         810,000                            100,238
Inc. 6.0625% 12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -         5,400,000                          668,250
Fenner & Smith, Inc. 6.0625%
12/15/20 (c)(h)

- ING Bank NV 6.0625%             -         2,900,000                          358,875
12/15/20 (c)(h)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

RUSSIA - CONTINUED

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement: -
continued

- Morgan (J.P.) Securities,       -        $ 22,850,000                       $ 2,827,688
Inc. 6.0625% 12/15/20 (c)(h)

- Paribus Capital Markets         -         3,270,000                          404,663
6.0625% 12/15/20 (c)(h)

- The Chase Manhattan Bank        -         9,870,000                          1,221,413
6.0625% 12/15/20 (c)(h)

                                                                               6,890,403

TOTAL SOVEREIGN LOAN                                                           13,068,363
PARTICIPATIONS
(Cost $15,668,675)


CASH EQUIVALENTS - 6.3%

                            MATURITY AMOUNT

Investments in repurchase   $ 12,514,681                           12,513,000
agreements  (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99
(Cost $12,513,000)

TOTAL INVESTMENT IN                                             $ 199,884,000
SECURITIES - 100%
(Cost $187,756,065)

SECURITY TYPE ABBREVIATION

FLIRB                       -   Front Loaded Interest
                                Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                         -   Argentine peso

DEM                         -   German deutsche mark

FRF                         -   French franc

TRL                         -   Turkish lira

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Principal amount in thousands.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,268,700 or 2.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows:

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        2.5%       AAA, AA, A    0.0%

Baa               4.4%       BBB           4.4%

Ba                24.6%      BB            35.7%

B                 40.5%      B             27.1%

Caa               2.1%       CCC           2.1%

Ca, C             0.9%       CC, C         5.6%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 8.4%. FMR has determined that unrated debt securities that are lower quality account for 8.4% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $190,220,138. Net unrealized appreciation aggregated $9,663,862, of which $17,943,300 related to appreciated investment securities and $8,279,438 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $50,343,000, all of which will expire on December 31, 2006.

The fund intends to elect to defer to its fiscal year ending December 31, 1999 approximately $12,702,000 of losses recognized during the period November 1, 1998 to December 31, 1998.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                             JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 199,884,000
value (including repurchase
agreements of $12,513,000)
(cost $187,756,065) - See
accompanying schedule

Receivable for investments                   15,373,588
sold

Receivable for fund shares                   130,395
sold

Dividends receivable                         297,100

Interest receivable                          3,411,214

Redemption fees receivable                   631

 TOTAL ASSETS                                219,096,928

LIABILITIES

Payable for investments        $ 8,443,796
purchased

Payable for fund shares         235,925
redeemed

Foreign tax payable             551,756

Distributions payable           163,954

Accrued management fee          116,233

Other payables and accrued      115,998
expenses

 TOTAL LIABILITIES                           9,627,662

NET ASSETS                                  $ 209,469,266

Net Assets consist of:

Paid in capital                             $ 266,408,030

Undistributed net investment                 154,531
income

Accumulated undistributed net                (69,218,410)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  12,125,115
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 20,473,653                  $ 209,469,266
shares outstanding

NET ASSET VALUE, offering                    $10.23
price and redemption price
per share ($209,469,266
(divided by) 20,473,653
shares)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED JUNE 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                             $ 398,986
Dividends

Interest                                       10,768,932

                                               11,167,918

Less foreign taxes withheld                    (39,975)

 TOTAL INCOME                                  11,127,943

EXPENSES

Management fee                   $ 680,025

Transfer agent fees               242,108

Accounting fees and expenses      55,371

Non-interested trustees'          1,035
compensation

Custodian fees and expenses       39,541

Registration fees                 25,258

Audit                             33,114

Legal                             362

 Total expenses before            1,076,814
reductions

 Expense reductions               (3,106)      1,073,708

NET INVESTMENT INCOME                          10,054,235

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            123,009

 Foreign currency transactions    96,687       219,696

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            22,130,507

 Assets and liabilities in        9,156        22,139,663
foreign currencies

NET GAIN (LOSS)                                22,359,359

NET INCREASE (DECREASE) IN                    $ 32,413,594
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 10,054,235               $ 29,296,821
income

 Net realized gain (loss)         219,696                    (66,312,156)

 Change in net unrealized         22,139,663                 (19,967,848)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       32,413,594                 (56,983,183)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (8,108,864)                (25,046,743)
From net investment income

 Return of capital                -                          (4,765,993)

 TOTAL DISTRIBUTIONS              (8,108,864)                (29,812,736)

Share transactions Net            32,810,117                 124,884,456
proceeds from sales of shares

 Reinvestment of distributions    6,772,023                  26,508,421

 Cost of shares redeemed          (62,445,270)               (237,972,754)

 NET INCREASE (DECREASE) IN       (22,863,130)               (86,579,877)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   185,810                    382,995

  TOTAL INCREASE (DECREASE)       1,627,410                  (172,992,801)
IN NET ASSETS

NET ASSETS

 Beginning of period              207,841,856                380,834,657

 End of period (including        $ 209,469,266              $ 207,841,856
under (over) distribution
of net investment income of
$154,531 and $(1,790,840),
respectively)

OTHER INFORMATION
Shares

 Sold                             3,409,776                  11,840,971

 Issued in reinvestment of        712,617                    2,410,872
distributions

 Redeemed                         (6,774,793)                (20,498,133)

 Net increase (decrease)          (2,652,400)                (6,246,290)


FINANCIAL HIGHLIGHTS

                                SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

                                (UNAUDITED)                     1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 8.990                         $ 12.970                  $ 12.960   $ 9.950    $ 10.190
period

Income from Investment           .476 D                          1.201 D                   1.065 D    .866       1.222
Operations Net investment
income

Net realized and unrealized      1.139                           (3.980)                   1.105      3.035      (.583)
gain (loss)

Total from investment            1.615                           (2.779)                   2.170      3.901      .639
operations

Less Distributions

From net  investment income      (.384)                          (1.022)                   (1.318)    (.932)     (.916)

In excess of net  investment     -                               -                         -          -          -
income

From net  realized gain          -                               -                         (.870)     -          -

Return of capital                -                               (.195)                    -          -          -

Total distributions              (.384)                          (1.217)                   (2.188)    (.932)     (.916)

Redemption fees added to paid    .009                            .016                      .028       .041       .037
in capital

Net asset value,  end of        $ 10.230                        $ 8.990                   $ 12.970   $ 12.960   $ 9.950
period

TOTAL RETURN B, C                18.46%                          (22.38)%                  17.52%     41.39%     7.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 209,469                       $ 207,842                 $ 380,835  $ 310,145  $ 176,499
(000 omitted)

Ratio of expenses to average     1.09% A                         1.13%                     1.08%      1.09%      1.17%
net assets

Ratio of expenses to average     1.08% A, F                      1.13%                     1.08%      1.09%      1.17%
net assets after expense
reductions

Ratio of net investment          10.14% A                        10.50%                    7.56%      7.68%      9.51%
income to average  net assets

Portfolio turnover rate          351% A                          488%                      656%       405%       306%





                                1994

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 13.070
period

Income from Investment           .573
Operations Net investment
income

Net realized and unrealized      (2.687)
gain (loss)

Total from investment            (2.114)
operations

Less Distributions

From net  investment income      (.529)

In excess of net  investment     (.057)
income

From net  realized gain          (.180)

Return of capital                -

Total distributions              (.766)

Redemption fees added to paid    -
in capital

Net asset value,  end of        $ 10.190
period

TOTAL RETURN B, C                (16.55)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 179,114
(000 omitted)

Ratio of expenses to average     1.28% E
net assets

Ratio of expenses to average     1.28%
net assets after expense
reductions

Ratio of net investment          5.87%
income to average  net assets

Portfolio turnover rate          409%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements.

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period ended December 31, 1998, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities, except purchased options on foreign currency which are included in realized gains (losses) on foreign currency transactions.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

2. OPERATING POLICIES - CONTINUED

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $13,068,363 or 6.2% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $325,026,071 and $345,850,198, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .24% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,383 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,410 and $313, respectively, under these arrangements.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(PHONE_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

Fidelity International Investment
 Advisors

Fidelity International Investment
 Advisors (U.K.) Limited

Fidelity Investments Japan Limited

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Bart A. Grenier, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

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Target Timeline SM 1999, 2001 & 2003

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FIDELITY
STRATEGIC INCOME
FUND

SEMIANNUAL REPORT

JUNE 30, 1999

(2 FIDELITY LOGO GRAPHICS)

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    11  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           12  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  28  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 32  Footnotes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

After much speculation about the U.S. Federal Reserve Board's near-term monetary policy, stock and bond investors breathed a sigh of relief when the Fed shifted to a neutral position on rates following its widely anticipated quarter-point increase in short-term rates on June 30. This switch in bias helped the S&P 500(registered trademark) and NASDAQ soar to record-closing highs, and sent yields on the bellwether 30-year Treasury back below 6%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the fund's total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY STRATEGIC INCOME       2.86%          3.97%        2.99%

Fidelity Strategic Income       0.54%          2.37%        2.30%
Composite

 JP EMBI Plus                   10.57%         -4.26%       -10.51%

 LB Government Bond             -2.27%         3.05%        5.23%

 ML High Yield Master II        2.49%          0.90%        1.96%

 SB Non-US Dollar World Govt    -9.11%         4.87%        3.94%
Bond

ML High Yield Master            1.76%          0.94%        2.08%

Multi-Sector Income Funds       0.82%          -0.62%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. You can also compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Plus, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Brothers Non-U.S. Dollar World Government Bond Index weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 105 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  LIFE OF FUND

FIDELITY STRATEGIC INCOME      3.97%        2.57%

Fidelity Strategic Income      2.37%        1.97%
Composite

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Strategic Income            FID Strategic Inc Comp.     ML High Yield Master II
             00368                       F0086                       ML012
  1998/05/01      10000.00                    10000.00                    10000.00
  1998/05/31       9906.11                     9986.53                    10054.02
  1998/06/30       9906.23                     9992.65                    10105.95
  1998/07/31       9999.96                    10034.75                    10170.36
  1998/08/31       9282.03                     9519.05                     9656.96
  1998/09/30       9621.91                     9839.36                     9682.10
  1998/10/31       9669.33                     9907.35                     9473.17
  1998/11/30      10026.54                    10171.06                     9966.97
  1998/12/31      10012.62                    10175.37                     9949.11
  1999/01/31      10110.36                    10167.39                    10081.51
  1999/02/28      10016.64                    10035.57                    10014.78
  1999/03/31      10240.60                    10210.76                    10131.11
  1999/04/30      10521.10                    10394.76                    10316.47
  1999/05/31      10270.87                    10214.27                    10221.83
  1999/06/30      10299.44                    10229.91                    10196.50
IMATRL PRASUN   SHR__CHT 19990630 19990719 163527 R00000000000017

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $10,299 - a 2.99% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,196 - a 1.96% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Plus (-10.51%), Lehman Brothers Government Bond Index (5.23%), Merrill Lynch High Yield Master II Index (1.96%), and Salomon Brothers Non-U.S. Dollar World Government Bond Index (3.94%), according to the fund's neutral mix *, and assumes monthly rebalancing of the mix. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,230 - a 2.30% increase. Beginning with this report, the fund will compare its performance to that of the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and there is therefore a better representation of the high-yield bond universe.

* CURRENTLY 40% HIGH-YIELD, 30% U.S. GOVERNMENT AND INVESTMENT-GRADE BONDS, 15% EMERGING-MARKETS, AND 15% FOREIGN DEVELOPED-MARKETS.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JUNE 30, 1999  MAY 1, 1998 (COMMENCEMENT OF
                                                  OPERATIONS) TO DECEMBER 31,
                                                  1998

Dividend returns  3.28%                           4.93%

Capital returns   -0.42%                          -4.80%

Total returns     2.86%                           0.13%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share          5.65(cents)   31.12(cents)   69.83(cents)

Annualized dividend rate     7.28%         6.56%          7.32%

30-day annualized yield      7.42%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.44 over the past one month, $9.57 over the past six months and $9.54 over the life of fund, you can compare the fund's income over these three periods. The past one year dividends per share include additional distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the period, the yield would have been 7.29%.

(CHECKMARK)
UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Throughout much of the six-month
period ending June 30, 1999,
strong U.S. economic reports and
a buoyant U.S. stock market had
global bond investors concerned
about the implications of a U.S.
Federal Reserve Board intervention
to boost key interest rates. One side
effect was an increase in yields for
U.S. government securities. Bonds
with five-year and 10-year maturities
declined the most in price, leaving
the yield curve steeper at the shorter
end. A strong equity market and
consolidation in the
telecommunications sector helped the
high-yield market. However, by
mid-year some of this enthusiasm
was tempered by increased new
issuance and investors' focus on
interest rates. Emerging-market
debt enjoyed a favorable first half
on the back of stronger commodity
prices, especially oil. Higher oil
prices helped emerging-market
countries that are significant oil
exporters as well as high-yield
energy companies. Emerging-market
debt outperformed most other
fixed-income markets in the period.
With regard to non-U.S. developed
markets in local currency terms,
Japan posted the highest gain -
2.57% - while the U.K. had the
lowest return at -1.88%. The majority
of countries posted negative returns
in local currency terms. A strong U.S.
dollar detracted further from
this performance. The euro lost
12.17% versus the U.S. dollar,
while the Japanese yen declined
6.8%.

(PHOTOGRAPH OF JOHN CARLSON)

An interview with John Carlson, Lead Portfolio Manager of
Fidelity Strategic Income Fund

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the six months ending June 30, 1999, the fund returned 2.86%. The multi-sector income funds average, as tracked by Lipper Inc., returned 0.82%. The Merrill Lynch High Yield Master Index returned 1.76%, while the fund's new benchmark, the Merrill Lynch High Yield Master II Index, returned 2.49% during the same six-month period. For the 12 months ending June 30, 1999, the fund returned 3.97%. The Lipper peer group index returned -0.62%, and the Merrill Lynch High Yield Master and Master II indexes returned 0.94% and 0.90%, respectively, for the one-year period.

Q. WHY DID THE FUND CHANGE ITS BENCHMARK INDEX?

A. The fund changed its benchmark because the Merrill Lynch High Yield Master Index does not include deferred-interest bonds (DIBs) and pay-in-kind securities (PIKs), which have emerged as an important component of the market in recent years. Deferred-interest bonds do not pay cash interest for a set period of the bond's life, typically for three to five years, and therefore sell at a significant discount. At the end of the deferred-interest period, the interest accrues and begins to be paid (it is a variation on the zero coupon bond structure). PIKs pay interest in the form of additional bonds or preferred stock. As of June 30, 1999, DIBs and PIKs represented approximately 17% of the fund's new benchmark, the Merrill Lynch High Yield Master II Index.

Q. HOW DID THE HIGH-YIELD PORTION OF THE FUND FARE IN THE FIRST HALF
OF 1999?

A. The high-yield market was strong from January through March as it recovered from the relatively wide spreads reached in October 1998. However, in the second quarter, fears that the strong economy might lead to higher inflation drove Treasury yields higher and the market gave back some of its earlier gains. Industry selection was favorable; overweighting cable and telecommunications and underweighting the health care industry contributed positively to the fund's return. Individual security selection within the fund's high-yield subportfolio - managed by Mark Notkin - continued to be the major driver of performance. Although it's no longer in the fund, Pathmark was a strong contributor after Royal Ahold, the world's sixth-largest supermarket operator, announced its intention to purchase the company. Securities of Nextel, a national wireless operator, appreciated as the company continued to build out its national network and add customers at a rapid pace. Also, several of the fund's CLEC (competitive local exchange carrier) positions, such as ICG Services, performed well, gaining market share in the large and growing domestic telecommunications industry. Performance detractors included DecisionOne, as well as Iridium, which the fund no longer held at the end of the period.

Q. IN WHICH SECTORS OF THE MARKET DID THE INVESTMENT-GRADE PORTION OF THE FUND INVEST, AND HOW DID THESE SECTORS PERFORM?

A. The U.S. investment-grade fixed-income portion of the fund - as overseen by Kevin Grant - is managed in keeping with the overall interest-rate sensitivity of the Lehman Brothers Government Bond Index, and was invested exclusively in U.S. Treasury securities during the period. A majority of the fund's Treasury holdings represented seasoned, higher-coupon issues offering a slight yield advantage over their newer issue counterparts. Treasury returns were dampened during the period by the impact of rising interest rates. In the first half of 1999, interest rates in the intermediate portion of the Treasury yield curve increased by a larger margin than both short-term and long-term rates. Overall, the performance of Treasury securities varied inversely with maturity as longer issues produced negative total returns linked to a decrease in bond prices. Strong economic growth, coupled with an expectation that the Federal Reserve would tighten monetary policy during the period, contributed to negative market sentiment. In fact, the Federal Reserve Board voted to increase the federal funds rate by 25 basis points to 5.00% on June 30, in an effort to mitigate the effects of a potential increase in the rate of inflation.

Q. HOW DID THE NON-U.S. DEVELOPED MARKETS FARE?

A. The rise in U.S. yields was mirrored in most developed markets despite their weak Gross Domestic Product (GDP) growth and subdued inflation. As a result, local currency returns were negative in all main markets except Japan, where government buying held down yields. In dollar terms, European markets were negatively impacted by the weak euro, which fell approximately 13% against the dollar over the reporting period. The only positive performer was Canada, helped by a recovering currency. Our decision to underweight in Japanese bonds when 10-year yields fell to 0.75% was vindicated when yields rose to 2.2% on concern over a ballooning budget deficit. Ian Spreadbury - who manages the fund's foreign developed market subportfolio - closed the Japanese bond position as it became clear the government would continue to support the market. We also reduced exposure to euro-yen bonds - yen-denominated bonds issued by European countries that are both paid for and repaid in yen - in anticipation of the removal of withholding tax on Japanese government bonds later this year. In euros, which account for approximately one half of the subportfolio, we took a small position in corporate bonds. The level of corporate issuance was very heavy (see callout box on page 10) and this led to wider spreads.

Q. WHAT WERE THE KEY DRIVERS TO THE EMERGING-MARKET SUBPORTFOLIO
PERFORMANCE?

A. Russian asset prices ended 1998 at deeply depressed levels, but the fund maintained its overweighted position in Russia as our team believed assets had become significantly oversold. The fund's holdings in Russia were also shifted to include more senior securities, which is debt that has a higher standing in terms of repayment. This year, Russian debt prices have rebounded, helped by stronger commodity prices, particularly oil. In addition, some stability returned to the Russian economy. Russia was the top-performing country in the emerging-markets benchmark this year and a top contributor to the subportfolio. Our decision to overweight Brazil also helped performance. In early January, we took advantage of the oversold prices that resulted from investors' anticipation of the country's currency devaluation. Brazilian debt prices subsequently recovered in part due to better-than-expected economic reports. With oil prices improving, the fund further benefited from its overweighting in Venezuela, one of the world's most important oil producers. Underweighting Ecuador also contributed to relative performance. Finally, security selection was a key driver of fund performance, specifically in countries with robust bond markets, such as Brazil, Mexico and Argentina.

Q. JOHN, WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. I have a cautious outlook as we enter the second half. I am keeping a careful watch on capital market liquidity. That being said, we continue to see compelling opportunities in credit spread markets such as high-yield and emerging markets given their absolute yield levels.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(CHECKMARK)
FUND FACTS

GOAL: high current
income with the potential
for capital appreciation

FUND NUMBER: 368

TRADING SYMBOL: FSICX

START DATE: May 1, 1998

SIZE: as of June 30, 1999,
more than $32 million

MANAGER: John Carlson,
since inception; manager,
Fidelity International Bond
Fund, since 1998; Fidelity
Advisor Strategic Income
Fund, since 1995; Fidelity
New Markets Income Fund
and Fidelity Advisor
Emerging Markets Income
Fund, since 1995; joined
Fidelity in 1995

JOHN CARLSON DISCUSSES
THE EURO AND CORPORATE
DEBT ISSUANCE:

"The physical transition to the
single currency has proceeded
relatively smoothly, with all
participating government bonds
redenominating to euros at the
beginning of 1999. Some corporate
bonds remain denominated in
legacy currencies - national
currencies replaced by the euro
- and will redenominate by the
end of 2001.

"The introduction of the euro has
reduced the scope for international
investors to add value through
currency plays and, as a result,
more investors are turning to the
credit markets as a medium for
adding value.

"In terms of economic
convergence - the performance
of the euro-countries' national
economies - it is too early to judge
how things will develop. Certainly
there is still a wide range of
economic performance with some
peripheral countries like Ireland
turning in very strong growth while
the German economy for example,
continues to struggle.

"Prior to this year, the corporate
markets hardly existed in Europe
as companies used banks as their
main source of debt finance. This
year, we have seen huge amounts of
corporate issuance as the banks
have come under increasing
competitive pressure and the
markets have enabled companies to
finance themselves to a larger extent
and with more flexibility. The
issuance also has been driven by an
increased level of merger and
acquisition activity as companies
seek to establish themselves
across Europe."

INVESTMENT CHANGES

TOP FIVE HOLDINGS AS OF JUNE
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
EQUIVALENTS)                                            THESE HOLDINGS 6 MONTHS AGO

U.S. Treasury Obligations       27.2                     23.5

German Federal Republic         3.7                      5.5

Brazilian Federative Republic   3.1                      1.5

Treuhandanstalt                 2.5                      2.0

United Kingdom, Great Britain   2.4                      1.9
& Northern Ireland

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

MEDIA & LEISURE                 14.6                     10.9

UTILITIES                       10.5                     15.2

BASIC INDUSTRIES                3.9                      0.2

TECHNOLOGY                      2.1                      0.5

ENERGY                          1.9                      2.5

QUALITY DIVERSIFICATION AS OF
JUNE 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa, Aa, A                      39.0                     36.7

Baa                             1.4                      0.4

Ba                              8.1                      9.7

B                               31.8                     24.4

Caa, Ca, C                      5.4                      7.3

Not Rated                       2.9                      2.2


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 1999 AND DECEMBER 31, 1998 ACCOUNT FOR 2.9% AND 2.2% RESPECTIVELY, OF THE FUND'S INVESTMENTS.

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JUNE 30, 1999 *             AS OF DECEMBER 31, 1998 **

Corporate Bonds 37.6%             Corporate Bonds 32.6%

U.S. Government and               U.S. Government and
Government Agency                 Government Agency
Obligations 27.2%                 Obligations 23.5%

Foreign Government &              Foreign Government &
Government Agency                 Government Agency
Obligations 21.8%                 Obligations 23.7%

Stocks 3.8%                       Stocks 5.5%

Other Investments 2.3%            Other Investments 1.2%

Short-Term  Investments 7.3%      Short-Term  Investments 13.5%

* FOREIGN INVESTMENTS  30.6%      ** FOREIGN INVESTMENTS



Row: 1, Col: 1, Value: 37.6
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 27.3
Row: 1, Col: 4, Value: 21.7
Row: 1, Col: 5, Value: 3.8
Row: 1, Col: 6, Value: 2.3
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.3

Row: 1, Col: 1, Value: 32.6
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 23.5
Row: 1, Col: 4, Value: 23.7
Row: 1, Col: 5, Value: 5.5
Row: 1, Col: 6, Value: 1.2
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 13.5

INVESTMENTS JUNE 30, 1999 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 37.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

CONVERTIBLE BONDS - 1.5%

HEALTH - 0.3%

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Total Renal Care Holdings,        B1          $ 100,000                          $ 81,000
Inc. 7% 5/15/09 (g)

MEDIA & LEISURE - 0.5%

LODGING & GAMING - 0.2%

Signature Resorts, Inc. 5.75%     Caa1         100,000                            71,000
1/15/07

RESTAURANTS - 0.3%

CKE Restaurants, Inc. 4.25%       B1           120,000                            90,000
3/15/04

TOTAL MEDIA & LEISURE                                                             161,000

RETAIL & WHOLESALE - 0.2%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Sunglass Hut International,       B3           70,000                             60,900
Inc. 5.25% 6/15/03

UTILITIES - 0.5%

TELEPHONE SERVICES - 0.5%

Telefonos de Mexico SA de CV      BB           60,000                             61,950
4.25% 6/15/04

Telekom Malaysia BHD 4%           Baa3         130,000                            112,125
10/3/04

                                                                                  174,075

TOTAL CONVERTIBLE BONDS                                                           476,975

NONCONVERTIBLE BONDS - 36.1%

BASIC INDUSTRIES - 3.9%

CHEMICALS & PLASTICS - 2.7%

Berry Plastics Corp. 11%          B3           70,000                             70,875
7/15/07 (g)

Geo Specialty Chemicals, Inc.     B3           50,000                             47,625
10.125% 8/1/08

Huntsman Corp. 9.5% 7/1/07 (g)    B2           150,000                            142,875

Huntsman ICI Chemicals LLC        B2           140,000                            141,225
10.125% 7/1/09 (g)

Lyondell Chemical Co.:

9.625% 5/1/07 (g)                 Ba3          110,000                            112,475

9.875% 5/1/07 (g)                 Ba3          120,000                            122,100

10.875% 5/1/09 (g)                B2           130,000                            134,225

Philipp Brothers Chemicals,       B3           80,000                             73,600
Inc. 9.875% 6/1/08

                                                                                  845,000

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

IRON & STEEL - 0.2%

WHX Corp. 10.5% 4/15/05           B3          $ 70,000                           $ 66,500

METALS & MINING - 0.1%

Kaiser Aluminum & Chemical        B3           30,000                             30,525
Corp.  12.75% 2/1/03

PACKAGING & CONTAINERS - 0.8%

Gaylord Container Corp.           Caa1         110,000                            103,675
9.375% 6/15/07

Packaging Corp. of America        B3           155,000                            157,713
9.625% 4/1/09 (g)

                                                                                  261,388

PAPER & FOREST PRODUCTS - 0.1%

Florida Coast Paper Co.           Ca           40,000                             18,000
LLC/Florida Coast Paper
Finance Corp. Series B,
12.75% 6/1/03 (c)

TOTAL BASIC INDUSTRIES                                                            1,221,413

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.4%

Cemex SA 9.25% 6/17/02            Ba2          110,000                            111,100

ENGINEERING - 0.1%

Anteon Corp. 12% 5/15/09 (g)      B3           40,000                             39,400

TOTAL CONSTRUCTION & REAL                                                         150,500
ESTATE

DURABLES - 1.0%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Blue Bird Body Co. 10.75%         B2           70,000                             74,200
11/15/06

CONSUMER DURABLES - 0.2%

Corning Consumer Products Co.     B3           70,000                             60,725
 9.625% 5/1/08

HOME FURNISHINGS - 0.6%

Omega Cabinets Ltd. 10.5%         B3           90,000                             90,000
6/15/07

Sealy Mattress Co. 9.875%         B3           20,000                             19,600
12/15/07

Simmons Co. 10.25% 3/15/09 (g)    B3           60,000                             61,050

                                                                                  170,650

TOTAL DURABLES                                                                    305,575

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - 1.9%

ENERGY SERVICES - 0.8%

Petroliam Nasional BHD            Baa3        $ 100,000                          $ 81,500
(Petronas) yankee 7.625%
10/15/26 (g)

R&B Falcon Corp. 12.25%           Ba3          60,000                             62,100
3/15/06 (g)

RBF Finance Co.:

11% 3/15/06 (g)                   Ba3          50,000                             51,500

11.375% 3/15/09 (g)               Ba3          50,000                             51,750

                                                                                  246,850

OIL & GAS - 1.1%

Chesapeake Energy Corp.           B3           70,000                             65,450
9.625% 5/1/05

Comstock Resources, Inc.          B2           80,000                             81,800
11.25% 5/1/07 (g)

Cross Timbers Oil Co. 8.75%       B2           70,000                             66,150
11/1/09

Ocean Energy, Inc.:

8.875% 7/15/07                    B1           10,000                             9,850

10.375% 10/15/05                  B2           10,000                             10,475

Petroleos Mexicanos 9.5%          Ba2          90,000                             85,613
9/15/27

Snyder Oil Corp. 8.75% 6/15/07    Ba3          20,000                             19,850

                                                                                  339,188

TOTAL ENERGY                                                                      586,038

FINANCE - 1.1%

BANKS - 0.5%

Banco Nacional de
Desenvolvimento  Economico e
Social:

13.64% 6/16/08 (h)                B1           120,000                            101,400

13.64% 6/16/08 (g)(h)             B1           80,000                             67,600

                                                                                  169,000

CREDIT & OTHER FINANCE - 0.6%

AMRESCO, Inc. 9.875% 3/15/05      Caa3         50,000                             38,250

Cellco Finance NV 15% 8/1/05      B2           100,000                            103,000

Macsaver Financial Services,
Inc.:

7.6% 8/1/07                       Ba1          10,000                             8,225

7.875% 8/1/03                     Ba1          50,000                             42,625

                                                                                  192,100

TOTAL FINANCE                                                                     361,100

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - 1.4%

DRUGS & PHARMACEUTICALS - 0.2%

Global Health Sciences, Inc.      Caa1        $ 60,000                           $ 45,150
11% 5/1/08

MEDICAL FACILITIES MANAGEMENT
- 1.2%

Everest Healthcare Services,      B3           50,000                             48,188
Inc. 9.75% 5/1/08

Hanger Orthopedic Group, Inc.     B3           60,000                             60,900
11.25% 6/15/09 (g)

Integrated Health Services,       B2           48,000                             33,600
Inc. 9.25% 1/15/08

Mariner Post-Acute Network,       B3           116,000                            18,560
Inc. 9.5% 11/1/07

Oxford Health Plans, Inc. 11%     Caa1         150,000                            151,500
5/15/05 (g)

Tenet Healthcare Corp. 8.125%     Ba3          70,000                             66,150
12/1/08

                                                                                  378,898

TOTAL HEALTH                                                                      424,048

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%

ELECTRICAL EQUIPMENT - 0.5%

Juno Lighting, Inc. 11.875%       B3           40,000                             40,500
7/1/09 (g)

Motors & Gears, Inc. 10.75%       B3           120,000                            120,600
11/15/06

                                                                                  161,100

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Applied Power, Inc. 8.75%         B1           130,000                            126,100
4/1/09

Dunlop Standard Aero Holdings     B3           60,000                             60,900
PLC  11.875% 5/15/09 (g)

Thermadyne Manufacturing LLC      B3           130,000                            114,725
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3           70,000                             66,850
(g)

                                                                                  368,575

POLLUTION CONTROL - 0.1%

Safety-Kleen Corp. 9.25%          B3           40,000                             40,300
5/15/09 (g)

TOTAL INDUSTRIAL MACHINERY &                                                      569,975
EQUIPMENT

MEDIA & LEISURE - 13.4%

BROADCASTING - 9.9%

ACME Television LLC/ACME          B3           100,000                            82,000
Financial Corp. 0% 9/30/04
(e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Adelphia Communications Corp.     B1          $ 40,000                           $ 41,750
 9.875% 3/1/07

Ascent Entertainment Group,       B3           20,000                             14,400
Inc.  0% 12/15/04 (e)

Benedek Communications Corp.      B3           150,000                            124,500
0% 5/15/06 (e)

CapStar Broadcasting              B2           110,000                            112,338
Partners, Inc.  9.25% 7/1/07

Century Communications Corp.:

8.75% 10/1/07                     Ba3          30,000                             29,700

9.5% 3/1/05                       Ba3          20,000                             20,600

Series B, 0% 1/15/08              Ba3          400,000                            176,000

Chancellor Media Corp.:

8% 11/1/08                        Ba2          200,000                            196,000

8.125% 12/15/07                   B1           80,000                             77,400

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (e)(g)                  B2           160,000                            98,400

8.625% 4/1/09 (g)                 B2           105,000                            100,406

Citadel Broadcasting Co.:

9.25% 11/15/08                    B3           210,000                            216,825

10.25% 7/1/07                     B3           10,000                             10,775

Comcast UK Cable Partners         B2           40,000                             35,600
Ltd. 0% 11/15/07 (e)

Diamond Cable Communications      B3           110,000                            96,525
PLC yankee  0% 12/15/05 (e)

EchoStar DBS Corp. 9.375%         B2           250,000                            253,125
2/1/09 (g)

Emmis Broadcasting                B2           120,000                            114,000
Communications Corp. 8.125%
3/15/09 (g)

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (e)                    B2           340,000                            237,575

8.375% 4/15/10                    B2           50,000                             49,750

Golden Sky DBS, Inc. 0%           Caa1         90,000                             52,200
3/1/07 (e)(g)

Intermedia Capital Partners       B2           20,000                             22,100
IV LP / Intermedia Partners
IV Capital Corp. 11.25%
8/1/06

Lenfest Communications, Inc.      B1           20,000                             20,350
8.25% 2/15/08

LIN Holdings Corp. 0% 3/1/08      B3           73,000                             48,728
(e)

NTL Communications Corp.:

0% 10/1/08 (e)                    B3           350,000                            239,750

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

NTL Communications Corp.: -
continued

11.5% 10/1/08                     B3          $ 180,000                          $ 197,100

NTL, Inc.:

0% 4/1/08 (e)                     B3           60,000                             40,200

10% 2/15/07                       B3           40,000                             41,000

Olympus Communications            B1           10,000                             10,950
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA de CV      B3           120,000                            94,800
10.125% 11/1/04

Susquehanna Media Co. 8.5%        B1           20,000                             19,800
5/15/09 (g)

TeleWest Communications PLC:

0% 4/15/09 (e)(g)                 B1           50,000                             33,500

11.25% 11/1/08                    B1           40,000                             45,200

United International              B3           230,000                            152,950
Holdings, Inc. 0% 2/15/08 (e)

                                                                                  3,106,297

ENTERTAINMENT - 1.1%

Jupiters Ltd. 8.5% 3/1/06 (g)     Ba1          50,000                             49,250

Mohegan Tribal Gaming             Ba3          100,000                            99,500
Authority  8.75% 1/1/09

Premier Parks, Inc.:

0% 4/1/08 (e)                     B3           140,000                            92,750

9.25% 4/1/06                      B3           120,000                            118,800

                                                                                  360,300

LODGING & GAMING - 1.9%

Circus Circus Enterprises,
Inc.:

7.625% 7/15/13                    Ba2          60,000                             52,800

9.25% 12/1/05                     Ba2          40,000                             40,600

Florida Panthers Holdings,        B2           110,000                            103,675
Inc. 9.875% 4/15/09

Horseshoe Gaming LLC:

8.625% 5/15/09 (g)                B2           40,000                             38,700

9.375% 6/15/07                    B2           100,000                            102,000

Signature Resorts, Inc.:

9.25% 5/15/06                     B2           60,000                             57,600

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - CONTINUED

Signature Resorts, Inc.: -
continued

9.75% 10/1/07                     B3          $ 100,000                          $ 90,000

Station Casinos, Inc. 8.875%      B2           100,000                            97,500
12/1/08

                                                                                  582,875

RESTAURANTS - 0.5%

Domino's, Inc. 10.375% 1/15/09    B3           110,000                            111,100

NE Restaurant, Inc. 10.75%        B3           50,000                             45,750
7/15/08

                                                                                  156,850

TOTAL MEDIA & LEISURE                                                             4,206,322

NONDURABLES - 0.6%

FOODS - 0.5%

Aurora Foods, Inc. 8.75%          B1           20,000                             19,650
7/1/08

Del Monte Corp. 12.25% 4/15/07    B3           41,000                             46,125

Del Monte Foods Co. 0%            Caa2         112,000                            82,600
12/15/07 (e)

                                                                                  148,375

HOUSEHOLD PRODUCTS - 0.1%

Revlon Consumer Products          B3           50,000                             46,750
Corp.  8.625% 2/1/08

TOTAL NONDURABLES                                                                 195,125

RETAIL & WHOLESALE - 1.3%

GROCERY STORES - 1.1%

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07                   Caa1         70,000                             25,200

12% 3/1/06                        B3           70,000                             57,050

Pueblo Xtra International,
Inc.:

Series C, 9.5% 8/1/03             B3           50,000                             46,500

9.5% 8/1/03                       B3           130,000                            120,900

Smiths Food & Drug Centers,       BBB-         100,000                            104,500
Inc. 1994 Pass Through Trust
9.2% 7/2/18

                                                                                  354,150

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

TM Group Holdings PLC 11%         B3          $ 50,000                           $ 50,625
5/15/08

TOTAL RETAIL & WHOLESALE                                                          404,775

SERVICES - 0.0%

Spin Cycle, Inc. 0% 5/1/05 (e)    -            20,000                             5,800

TECHNOLOGY - 1.5%

COMPUTER SERVICES & SOFTWARE
- 1.0%

Concentric Network Corp.          -            50,000                             52,250
12.75% 12/15/07

DecisionOne Corp. 9.75%           B3           80,000                             4,000
8/1/07 (c)

Federal Data Corp. 10.125%        B3           275,000                            260,563
8/1/05

                                                                                  316,813

ELECTRONIC INSTRUMENTS - 0.3%

Telecommunications Techniques     B3           90,000                             87,300
Co. LLC 9.75% 5/15/08

ELECTRONICS - 0.2%

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3           50,000                             48,625

10.375% 10/1/07 (g)               B3           30,000                             29,550

                                                                                  78,175

TOTAL TECHNOLOGY                                                                  482,288

TRANSPORTATION - 0.1%

AIR TRANSPORTATION - 0.1%

Kitty Hawk, Inc. 9.95%            B1           30,000                             29,775
11/15/04

UTILITIES - 7.6%

CELLULAR - 2.6%

McCaw International Ltd. 0%       Caa1         110,000                            66,550
4/15/07 (e)

Millicom International            Caa1         565,000                            412,450
Cellular SA 0% 6/1/06 (e)

Nextel Communications, Inc.:

0% 9/15/07 (e)                    B2           20,000                             14,500

0% 2/15/08 (e)                    B2           20,000                             13,800

9.75% 8/15/04                     B2           70,000                             71,400

12% 11/1/08                       B2           90,000                             101,250

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Orbital Imaging Corp.:

11.625% 3/1/05                    -           $ 70,000                           $ 64,400

11.625% 3/1/05 (g)                -            30,000                             27,300

Rogers Communications, Inc.       B2           10,000                             10,100
8.875% 7/15/07

Spectrasite Holdings, Inc. 0%     -            40,000                             22,600
4/15/09 (e)(g)

                                                                                  804,350

TELEPHONE SERVICES - 5.0%

Compania Internacional de         BB     ARS   90,000                             69,759
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

Energis PLC 9.75% 6/15/09 (g)     B1           70,000                             70,875

Esprit Telecom Group PLC          Caa1         70,000                             73,850
10.875% 6/15/08

Global TeleSystems Group,         Caa2         150,000                            145,500
Inc. 9.875% 2/15/05

GST Telecommunications, Inc.      -            60,000                             65,100
12.75% 11/15/07

Hermes Europe Railtel BV          B3           70,000                             73,325
11.5% 8/15/07

ICG Services, Inc. 0% 2/15/08     -            300,000                            167,250
(e)

McLeodUSA, Inc.:

0% 3/1/07 (e)                     B2           75,000                             57,563

9.5% 11/1/08                      B2           90,000                             90,225

MetroNet Communications Corp.:

0% 11/1/07 (e)                    B3           90,000                             70,425

0% 6/15/08 (e)                    B3           70,000                             51,800

10.625% 11/1/08 (g)               B3           80,000                             90,200

NEXTLINK Communications, Inc.     B3           120,000                            70,650
0% 6/1/09 (e)

Ono Finance PLC 13% 5/1/09        -            70,000                             72,100
unit (g)

Qwest Communications              Ba1          50,000                             38,875
International, Inc.  0%
10/15/07 (e)

Rhythms NetConnections, Inc.      B3           40,000                             37,400
12.75% 4/15/09 (g)

Teligent, Inc. 11.5% 12/1/07      Caa1         85,000                             83,725

Viatel, Inc.:

0% 4/15/08 (e)                    Caa1         10,000                             6,375

11.25% 4/15/08                    Caa1         125,000                            127,813

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.:

0% 3/15/08 (e)                    CCC         $ 80,000                           $ 70,000

10% 3/15/08                       CCC          50,000                             44,000

                                                                                  1,576,810

TOTAL UTILITIES                                                                   2,381,160

TOTAL NONCONVERTIBLE BONDS                                                        11,323,894

TOTAL CORPORATE BONDS                                                             11,800,869
(Cost $12,002,543)

U.S. TREASURY OBLIGATIONS -
27.2%



U.S. Treasury Bonds:

9% 11/15/18                       Aaa          1,225,000                          1,594,031

10.75% 8/15/05                    Aaa          5,560,000                          6,911,736

U.S. Treasury Notes 5.875%        Aaa          50,000                             50,092
8/31/99

TOTAL U.S. TREASURY OBLIGATIONS                                                   8,555,859
(Cost $8,877,139)

ASSET-BACKED SECURITIES - 0.1%



Airplanes Pass Through Trust      Ba2          40,000                             37,800
10.875% 3/15/19 (Cost
$41,200)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - 21.9%



Argentinian Republic:

Brady par euro 6% 3/31/23         Ba3          390,000                            249,600

9.75% 9/19/27                     Ba3          310,000                            238,313

Banco Central Costa Rica          Ba1          100,000                            87,500
Series A, 6.25% 5/21/10

Bank for Foreign Economic         Ca           280,000                            44,800
Affairs of Russia
(Vnesheconombank) interest
notes 6.0625% 12/15/15 (h)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Brazilian Federative Republic:

Brady discount euro 5.875%        B2          $ 210,000                          $ 133,875
4/15/24 (h)

Brady:

capitalization bond 8% 4/15/14    B2           388,467                            252,989

debt conversion bond euro         B2           280,000                            173,600
5.9375% 4/15/12 (h)

new money bond L 5.9375%          B2           350,000                            245,438
4/15/09 (Bearer) (h)

global bond 10.125% 5/15/27       B2           230,000                            173,363

Bulgarian Republic Brady:

discount A 5.875% 7/28/24 (h)     B2           170,000                            116,238

FLIRB A 2.5% 7/28/12 (h)          B2           40,000                             24,600

Canadian Government:

7% 12/1/06                        Aa1    CAD   125,000                            93,150

9% 6/1/25                         Aa1    CAD   175,000                            173,074

10% 5/1/02                        Aa1    CAD   420,000                            318,783

Central Bank of Nigeria:

6.25% 11/15/20                    -            250,000                            153,750

warrants 11/15/20 (a)(j)          -            250                                0

City of Buenos Aires euro         B1     ARS   148,000                            119,156
10.5% 5/28/04

Costa Rican Republic 9.335%       Ba1          30,000                             29,400
5/15/09 (g)

Ecuador Republic 6% 2/27/15       B3           1,132                              375
(h)

German Federal Republic:

4.75% 7/4/08                      Aaa    EUR   300,000                            315,424

5.625% 1/4/28                     Aaa    EUR   150,000                            159,636

8.25% 9/20/01                     Aaa    EUR   600,000                            684,289

Ivory Coast Brady past due        -            68,250                             23,888
interest  2% 3/29/18 (h)

Malaysian Government yankee       Baa3         100,000                            101,071
8.75% 6/1/09

Moscow City 9.5% 5/31/00          Caa1         50,000                             30,875
(Reg.)

Peruvian Republic:

Brady FLIRB 3.75% 3/7/17 (h)      Ba3          50,000                             27,500

Brady past due interest 4.5%      Ba3          60,000                             37,050
3/7/17 (h)

Polish Republic Brady par 3%      Baa3         50,000                             29,875
10/27/24 (f)

Russian Federation:

euro 12.75% 6/24/28 (Reg. S)      B3           270,000                            151,875

9.25% 11/27/01                    B3           40,000                             27,100

11% 7/24/18 (Reg. S)              B3           210,000                            105,000

Russian Federation Ministry       Ca           50,000                             11,750
of Finance  3% 5/14/03

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Treuhandanstalt 6.625% 7/9/03     Aaa    EUR   690,000                           $ 786,290

Turkish Republic:

global 12.375% 6/15/09            B1           50,000                             49,313

Treasury Bill 0% 1/19/00 (k)      -      TRL   12,835,000                         19,895

United Kingdom, Great Britain
&  Northern Ireland:

8.75% 8/25/17                     Aaa    GBP   160,000                            368,937

9.75% 8/27/02                     Aaa    GBP   205,000                            362,407

United Mexican States:

global bond 11.5% 5/15/26         Ba2          195,000                            217,425

10.375% 2/17/09                   Ba2          40,000                             40,850

warrants 2/17/00 (a)(j)           -            1,500                              95,250

Venezuelan Republic:

Brady debt conversion bond        B2           202,380                            156,592
euro 6.3125% 12/18/07 (h)

global bond 13.625% 8/15/18       B2           40,000                             36,800

9.25% 9/15/27                     B2           160,000                            106,400

Brady FLIRB A 6% 3/31/07 (h)      B2           380,950                            291,427

TOTAL FOREIGN GOVERNMENT AND                                                      6,864,923
GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,700,490)

SUPRANATIONAL OBLIGATIONS -
1.4%



International Bank for            Aaa    JPY   45,000,000                         438,942
Reconstruction & Development
4.75% 12/20/04 (Cost
$479,245)


COMMON STOCKS - 0.0%

                                SHARES

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

NTL, Inc. warrants 12/31/08      56                  2,800
(a)

SERVICES - 0.0%

Spin Cycle, Inc. warrants        20                  0
5/1/05 (a)(g)

COMMON STOCKS - CONTINUED

                                SHARES              VALUE (NOTE 1)

UTILITIES - 0.0%

CELLULAR - 0.0%

Orbital Imaging Corp.            90                 $ 2,700
warrants 3/1/05 (a)(g)

TELEPHONE SERVICES - 0.0%

InterAmericas Communications     1,750               7,219
Corp. warrants 10/27/07 (a)

TOTAL UTILITIES                                      9,919

TOTAL COMMON STOCKS                                  12,719
(Cost $4,336)

NONCONVERTIBLE PREFERRED
STOCKS - 3.8%



CONSTRUCTION & REAL ESTATE -
0.1%

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

California Federal Preferred     1,513               39,338
Capital Corp. $2.2812

MEDIA & LEISURE - 0.7%

BROADCASTING - 0.5%

Benedek Communications Corp.     90                  68,400
11.5% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind              239                 26,171

Series H, 11.75% pay-in-kind     355                 38,784

Sinclair Capital 11.625%         234                 24,395

                                                     157,750

PUBLISHING - 0.2%

PRIMEDIA, Inc. 8.625%            668                 60,788

TOTAL MEDIA & LEISURE                                218,538

TECHNOLOGY - 0.6%

COMPUTER SERVICES & SOFTWARE
- 0.6%

Concentric Network Corp.         192                 182,400
13.5% pay-in-kind

UTILITIES - 2.4%

CELLULAR - 1.0%

Nextel Communications, Inc.      327                 328,635
11.125% pay-in-kind

TELEPHONE SERVICES - 1.4%

Intermedia Communications,       113                 111,023
Inc. 13.5% pay-in-kind

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                SHARES              VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

NEXTLINK Communications, Inc.    2,220              $ 112,110
14% pay-in-kind

WinStar Communications, Inc.     250                 201,250
14.25%

                                                     424,383

TOTAL UTILITIES                                      753,018

TOTAL NONCONVERTIBLE                                 1,193,294
PREFERRED STOCKS
(Cost $1,207,005)


SOVEREIGN LOAN PARTICIPATIONS
- 0.8%

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)

Algerian Republic loan            -      $ 30,000                         28,350
participation - The Chase
Manhattan Bank 7.3125%
3/4/00 (h)

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank):

loan participation
restructured under  1997
Agreement:

- BankBoston Corp. 6.0625%        -       205,000                         25,369
12/15/20 (c)(h)

- Deutsche Bank 6.0625%           -       250,000                         30,938
12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -       110,000                         13,613
Fenner & Smith, Inc. 6.0625%
12/15/20 (c)(h)

- Morgan (J.P.) Securities,       -       230,000                         28,463
Inc. 6.0625% 12/15/20 (c)(h)

- The Chase Manhattan Bank        -       310,000                         38,363
6.0625% 12/15/20 (c)(h)

Moroccan Kingdom loan
participation:

Series A - ING Bank NV            -       40,000                          32,500
5.9063% 1/1/09 (h)

Series A - Morgan Guaranty        -       35,238                          28,631
Trust Co. 5.9063% 1/1/09 (h)

Series A - Paribas Capital        -       40,000                          32,500
Markets 5.9063% 1/1/09 (h)

TOTAL SOVEREIGN LOAN                                                      258,727
PARTICIPATIONS
(Cost $346,443)


CASH EQUIVALENTS - 7.2%

                           MATURITY AMOUNT                VALUE (NOTE 1)

Investments in repurchase  $ 2,249,302                    $ 2,249,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99
(Cost $2,249,000)

TOTAL INVESTMENT IN                                        $ 31,412,133
SECURITIES - 100%
(Cost $31,907,401)

SECURITY TYPE ABBREVIATIONS

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

CAD                          -   Canadian dollar

EUR                          -   European Monetary Unit

GBP                          -   British pound

JPY                          -   Japanese yen

TRL                          -   Turkish lira

LEGEND

(a) Non-income producing

(b) Standard & Poor's(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,021,644 or 9.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

(k) Principal amount in thousands

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS            S&P RATINGS

Aaa, Aa, A        39.0%    AAA, AA, A    39.0%

Baa               1.0%     BBB           1.4%

Ba                7.6%     BB            8.2%

B                 31.8%    B             32.9%

Caa               4.8%     CCC           2.9%

Ca, C             0.2%     CC, C         0.9%

                           D             0.0%

The percentage not rated by Moody's or S&P amounted to 2.9%. FMR has determined that unrated debt securities that are lower quality account for 2.9% of the total value of investment in securities.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    69.4%

Germany                     6.2

United Kingdom              3.8

Brazil                      3.6

Canada                      2.7

Mexico                      2.3

Argentina                   2.2

Venezuela                   1.8

Russia                      1.5

Multi-National              1.4

Luxembourg                  1.3

Others (individually less     3.8
than 1%)

                            100.0%

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $32,006,107. Net unrealized depreciation aggregated $593,974, of which $700,634 related to appreciated investment securities and $1,294,608 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $69,000, all of which will expire on December 31, 2006.

The fund has elected to defer to its fiscal year ending December 31, 1999 approximately $223,000 of losses recognized during the period November 1, 1998 to December 31, 1998.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                         JUNE 30, 1999

ASSETS

Investment in securities, at              $ 31,412,133
value (including repurchase
agreements of $2,249,000)
(cost $31,907,401) -  See
accompanying schedule

Cash                                       142,645

Receivable for investments                 569,582
sold

Receivable for fund shares                 163,466
sold

Dividends receivable                       1,440

Interest receivable                        654,393

Other receivables                          684

 TOTAL ASSETS                              32,944,343

LIABILITIES

Payable for investments        $ 451,509
purchased

Payable for fund shares         29,612
redeemed

Distributions payable           28,898

Accrued management fee          16,144

Other payables and accrued      34,932
expenses

 TOTAL LIABILITIES                         561,095

NET ASSETS                                $ 32,383,248

Net Assets consist of:

Paid in capital                           $ 33,346,261

Undistributed net investment               168,141
income

Accumulated undistributed net              (631,139)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (500,015)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 3,416,991                 $ 32,383,248
shares outstanding

NET ASSET VALUE, offering                  $9.48
price and redemption price
per share ($32,383,248
(divided by) 3,416,991
shares)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED JUNE 30,
                                            1999

INVESTMENT INCOME                            $ 60,422
Dividends

Interest                                      1,180,918

 TOTAL INCOME                                 1,241,340

EXPENSES

Management fee                   $ 85,209

Transfer agent fees               24,547

Accounting fees and expenses      30,339

Non-interested trustees'          42
compensation

Custodian fees and expenses       14,385

Registration fees                 24,480

Audit                             13,025

Legal                             223

Miscellaneous                     5

 Total expenses before            192,255
reductions

 Expense reductions               (33,156)    159,099

NET INVESTMENT INCOME                         1,082,241

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (175,081)

 Foreign currency transactions    (2,881)     (177,962)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (165,897)

 Assets and liabilities in        (5,445)     (171,342)
foreign currencies

NET GAIN (LOSS)                               (349,304)

NET INCREASE (DECREASE) IN                   $ 732,937
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30, 1999  MAY 1,1998 (COMMENCEMENT OF
                                                                 OPERATIONS) TO DECEMBER 31,
                                                                 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,082,241                     $ 906,433
income

 Net realized gain (loss)         (177,962)                       (343,215)

 Change in net unrealized         (171,342)                       (328,673)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       732,937                         234,545
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (945,953)                       (984,542)
from net investment income

Share transactions Net            16,874,130                      29,660,234
proceeds from sales of shares

 Reinvestment of distributions    822,347                         894,120

 Cost of shares redeemed          (9,360,973)                     (5,543,597)

 NET INCREASE (DECREASE) IN       8,335,504                       25,010,757
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       8,122,488                       24,260,760
IN NET ASSETS

NET ASSETS

 Beginning of period              24,260,760                      -

 End of period (including        $ 32,383,248                    $ 24,260,760
undistributed net investment
income of $168,141 and
$31,853, respectively)

OTHER INFORMATION
Shares

 Sold                             1,763,273                       3,037,462

 Issued in reinvestment of        85,980                          93,798
distributions

 Redeemed                         (980,461)                       (583,061)

 Net increase (decrease)          868,792                         2,548,199


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31,

                                 1999                       1998 E



SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.520                    $ 10.000
period

Income from Investment            .351                       .469
Operations Net investment
income D

Net realized and unrealized       (.080)                     (.466)
gain (loss)

Total from investment             .271                       .003
operations

Less Distributions

From net investment income        (.311)                     (.483)

Net asset value, end of period   $ 9.480                    $ 9.520

TOTAL RETURN B, C                 2.86%                      .13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 32,383                   $ 24,261
(000 omitted)

Ratio of expenses to average      1.10% A, F                 1.10% A, F
net assets

Ratio of expenses to average      1.10% A                    1.09% A, G
net assets after  expense
reductions

Ratio of net investment           7.49% A                    7.40% A
income to average net assets

Portfolio turnover rate           180% A                     97% A


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER
31, 1998.

F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $258,727 or .8% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $31,070,371 and $22,404,174, respectively, of which U.S. government and government agency obligations aggregated $4,610,563 and $1,204,649, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .17% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.10% of average net assets. For the period, the reimbursement reduced the expenses by $32,870.

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $31 under this arrangement.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $255 under this custodian arrangement.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. BENEFICIAL INTEREST.

At the end of the period, FMR Capital, an affiliate of FMR was record owner of approximately 32% of the total outstanding shares of the fund.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(PHONE_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc., London, England

Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

Fidelity International Investment Advisors, Pembroke, Bermuda

Fidelity International Investment Advisors (U.K.) Limited, Kent,
England

Fidelity Investments Japan Ltd.,
Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
John H. Carlson, Vice President
Ian Spreadbury, Vice President
Kevin E. Grant, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target Timeline SM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

Fidelity Automated
 Service  Telephone (AUTOMATED SERVICE) 1-800-544-5555
 (AUTOMATED SERVICE) AUTOMATED LINE FOR QUICKEST SERVICE

FSN-SANN-0899   82001
1.705710.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com